SECURITIES & EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                      Securities Act of 1933 File #2-10766
                 Investment Company Act of 1940 File #811-123
                                   FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933  /X/

       PRE-EFFECTIVE AMENDMENT NO. ___       / /
       POST-EFFECTIVE AMENDMENT NO. 64       /X/

                  and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  /X/

       AMENDMENT NO.  64                    /X/

                       COMPOSITE BOND & STOCK FUND, INC.
--------------------------------------------------------------------------
               (Exact name of Registrant as specified in Charter)

               601 W. Main Avenue, Suite 801, Spokane, WA  99201
--------------------------------------------------------------------------
                    (Address of principal executive offices)

                                 1-509-353-3486
--------------------------------------------------------------------------
               (Registrant's telephone number, including area code)

JOHN T. WEST, CORPORATE SECRETARY
Composite Group of Funds
601 West Main Avenue, Suite 801, Spokane, WA  99201
---------------------------------------------------
       (Name and address of agent for service)

Approximate Date of Proposed Public Offering  January 15, 1996

It is proposed that this filing will become effective:

[  ] immediately upon filing pursuant to paragraph (b) of Rule 485
[XX] on January 15, 1996 pursuant to paragraph (b) of Rule 485
[  ] 60 days after filing pursuant to paragraph (a)(i) of Rule 485
[  ] on (date) pursuant to paragraph (a)(i) of Rule 485
[  ] 75 days after filing pursuant to paragraph (a)(ii) of Rule 485
[  ] on (date) pursuant to paragraph (a)(ii) of Rule 485
[XX] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
-------------------------------------------------------------------------------
       CALCULATION OF REGISTRATIAON FEE UNDER THE SECURITIES ACT OF 1933

Indefinite amount has been registered pursuant to Rule 24f-2. The Rule 24f-2 Notice for the most recent fiscal year was filed on December 14, 1995.

                                     PART A
                               TABLE OF CONTENTS

N-1A Item No.                                                    Location

Item 1.     Cover Page ......................................... Cover Page
Item 2.     Synopsis ........................................... Fee Table
                                                                 About this
                                                                   Prospectus
Item 3.     Condensed Financial Information .................... Financial
                                                                   Highlights
                                                                 Performance
                                                                   Information
Item 4.     General Description of the Registrant .............. Cover Page
                                                                 The Funds'
                                                                   Objectives
                                                                 Investment
                                                                   Practices and
                                                                   Risk Factors
                                                                 Investment
                                                                   Restrictions
Item 5.     Management of the Fund ............................. Who We Are
                                                                 The Cost of
                                                                   Good
                                                                   Management
                                                                 How to Buy
                                                                   Shares
Item 6.     Capital Stock and Other Securities ................. Who We Are
                                                                 Distribution
                                                                   of Income and
                                                                   Capital Gains
                                                                 Income Taxes on
                                                                   Dividends and
                                                                   Capital Gains
                                                                 We're Here
                                                                   to Help
                                                                   You
Item 7.     Purchase of Securities Being Offered ............... The Cost of
                                                                   Good
                                                                   Management
                                                                 The Value of a
                                                                   Single Share
                                                                 How to Buy
                                                                   Shares
Item 8.     Redemption or Repurchase ........................... How to Sell
                                                                   Shares
Item 9.     Pending Legal Proceedings ..........................       *



*Not applicable or negative answer

                                     PART B
                               TABLE OF CONTENTS
Item 10.    Cover Page ......................................... Cover Page
Item 11.    Table of Contents .................................. Table of
                                                                   Contents
Item 12.    General Information and History .................... Organization
                                                                   and
                                                                   Authorized
                                                                   Capital
Item 13.    Investment Objectives & Policies ................... See Prospectus
                                                                   page 7
                                                                 Investment
                                                                   Practices
                                                                 Brokerage
                                                                   Allocations
                                                                   and
                                                                   Portfolio
                                                                   Transactions
Item 14.    Management of the Fund ............................. The Funds and
                                                                   Their
                                                                   Management
Item 15.    Control Persons and Principal Holders of Securities. Directors &
                                                                   Officers of
                                                                   the Funds
Item 16.    Investment Advisory and Other Services ............. The Investment
                                                                   Adviser
                                                                 Investment
                                                                   Management
                                                                   Services
                                                                 Distribution
                                                                   Services
                                                                 Custodian
Item 17.    Brokerage Allocation & Other Practices ............. Brokerage
                                                                   Allocations
                                                                   and Portfolio
                                                                   Transactions
Item 18.    Capital Stock and Other Securities ................. Organization
                                                                   and
                                                                   Authorized
                                                                   Capital
                                                                 Voting
                                                                   Privileges
Item 19.    Purchase, Redemption and Pricing of Securities
               Being Offered ................................... How Shares are
                                                                   Valued
                                                                 How Shares Can
                                                                   Be Purchased
                                                                 How to Sell
                                                                   Shares - See
                                                                   Prospectus
                                                                   page 17
                                                                 Exchange
                                                                   Privilege
                                                                 Services
                                                                   Provided
                                                                   by the Funds
                                                                 Specimen Price
                                                                   Make-up
                                                                   Sheet

                                     PART B
                               TABLE OF CONTENTS
                                  (CONTINUED)



Item 20.    Tax Status ......................................... Dividends,
                                                                   Capital
                                                                   Gain
                                                                   Distributions
                                                                   and Taxes
Item 21.    Underwriters ....................................... Distribution
                                                                   Services
Item 22.    Performance Information ............................ Performance
                                                                   Information
Item 23.    Financial Statements ............................... Financial
                                                                   Statements
                                                                   and Reports

                                COMPOSITE GROUP
                                     EQUITY
                                     FUNDS

                                COMPOSITE BOND &
                                STOCK FUND, INC.

                               COMPOSITE GROWTH &
                                  INCOME FUND

                                   COMPOSITE
                                   NORTHWEST
                                   FUND, INC.

                                   PROSPECTUS

                                JANUARY 15, 1996

                                     [logo]


                             COMPOSITE EQUITY FUNDS

                                   Suite 801
                               601 W. Main Avenue
                         Spokane, Washington 99201-0613
               Telephone (509) 353-3550 Toll Free (800) 543-8072

A SELECTION OF THREE FUNDS WITH DIFFERENT  INVESTMENT OBJECTIVES:

The Composite Equity Funds provide a diversified selection of investments in stocks, bonds, and other securities:

    COMPOSITE BOND & STOCK FUND, INC. - This Fund, which was established in 1939, is designed to provide continuity of income, conservation of principal, and long-term growth of income and principal. Investments are made in bonds, preferred stocks, common stocks, and convertible bonds.
    COMPOSITE GROWTH & INCOME FUND - The primary objective of this Fund is long-term capital growth. Current income is a secondary consideration. Investments are made in a diversified pool of common stocks and other securities. Established in 1949, this is the second oldest mutual fund in the Composite Group.
    COMPOSITE NORTHWEST FUND, INC. - This Fund seeks long-term growth of capital by investing in common stocks of companies doing business or located in Alaska, Idaho, Montana, Oregon and Washington.
    The "Financial highlights" tables in this Prospectus provide information on the performance over several years for each of the three Funds. Information that follows those tables explains the detailed investment criteria.
    Please read this Prospectus and retain it for future reference. It sets forth the information about these Funds that a prospective investor should know before investing.

OTHER IMPORTANT INFORMATION

SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, GUARANTEED OR ENDORSED BY, ANY BANK AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. THESE SHARES INVOLVE INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

A STATEMENT OF ADDITIONAL INFORMATION ABOUT THE FUNDS, DATED JANUARY 15, 1996, IS ON FILE WITH THE SECURITIES AND EXCHANGE COMMISSION. IT IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. YOU MAY OBTAIN A FREE COPY BY CALLING OR WRITING THE FUNDS AT THE LOCATION LISTED IN THE HEADING OF THIS INTRODUCTION.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

CONTENTS
                                                Page

Fee table ...................................     2
Financial highlights ........................     4
About this Prospectus .......................     7
The Funds' objectives .......................     7
Investment practices and risk factors .......     8
Investment restrictions .....................     9
Who we are ..................................    10
The cost of good management .................    11
The value of a single share .................    12
How to buy shares ...........................    13
Distribution of income and capital gains ....    16
Income taxes on dividends and capital gains .    16
Exchanges for other Composite funds .........    17
How to sell shares ..........................    17
IRAs & other tax-sheltered retirement plans .    18
Performance information .....................    18
Reports to shareholders .....................    19
We're here to help you ......................    19



FEE TABLE

    The fee table below shows the Funds' costs and expenses that an investor will bear both directly or indirectly and how they affect share ownership.
Operating expenses are projected, based on historical data.

    For further information on costs and expenses, please see "The cost of good management" on Page 11.

SHAREHOLDER TRANSACTION EXPENSES FOR EACH FUND:
                                                                                CLASS A          CLASS B
                                                                                SHARES           SHARES
                                                                                -------          -------
Maximum sales charge imposed on purchases (as a percentage of
         offering price)                                                         4.50%            None
Contingent deferred sales charge (as a percentage of
         purchase price or redemption proceeds, whichever is lower)              None             4.00%
Redemption fee                                                                   None             None
Exchange fee                                                                     None             None


 ANNUAL FUND OPERATING                               GROWTH &
 EXPENSES (AS A PERCENTAGE         BOND & STOCK      INCOME         NORTHWEST
 OF AVERAGE NET ASSETS)           --------------   -------------  -------------
                                  CLASS    CLASS   CLASS   CLASS  CLASS   CLASS
                                    A        B       A       B      A       B
                                 SHARES    SHARES  SHARES SHARES  SHARES SHARES
                                 ------    ------  ------ ------  ------ ------
 Advisory fees                    .63%      .63%    .63%   .63%     .63%   .63%
 12b-1 fees                       .25%     1.00%    .25%  1.00%     .25%  1.00%
 Other expenses (after reimburse- .21%      .21%    .27%   .28%     .22%   .32%
   ment)                         -----     -----   -----  -----    -----  -----
 Total Fund operating  expenses  1.09%     1.84%   1.15%  1.91%    1.10%  1.95%
   (after reimbursement)         =====     =====   =====  =====    =====  =====

Sales charge waivers are available for Class A and Class B shares, and reduced sales charge purchase plans are available for Class A shares. Class A purchases of $1 million or more are not subject to a sales charge at the time of purchase but a contingent deferred sales charge of 1% may apply on redemptions made within 18 months of purchase. The 4% contingent deferred sales charge on Class B shares declines 1% annually to 0% after four years. 12b-1 fees include service fees not to exceed .25% of average net assets with the remainder being distribution fees. Please see "The cost of good management" for further information. There is a $10 charge for redemptions paid by Fed Funds wire, but not for redemptions deposited to your pre-authorized bank account or paid by check.

Absent reimbursements, Northwest's "Other expenses" would have been .29% for Class A shares and .39% for Class B shares and its "Total Fund operating expenses" would have been 1.17% (Class A) and 2.02% (Class B).



EXAMPLE

THIS EXAMPLE ASSUMES YOU HAVE MADE A $1,000 INVESTMENT IN ONE OF THE FUNDS AND YOU RECEIVE A 5% ANNUAL RETURN.
THE TABLE SHOWS THE EXPENSES YOU WOULD PAY OVER VARIOUS TIME PERIODS AND FOR EITHER CLASS OF SHARES.

                                              GROWTH &
                             BOND & STOCK      INCOME           NORTHWEST
                          ---------------  ---------------   -----------------
                          CLASS     CLASS  CLASS     CLASS    CLASS     CLASS
                            A         B      A         B        A         B
                          SHARES   SHARES  SHARES    SHARES   SHARES    SHARES
                          ------   ------  ------    ------   ------    ------
ASSUMING REDEMPTION AT
THE END OF EACH PERIOD:
              1 Year       $56      $49     $56       $49     $56         $50
              3 Years      $78      $78     $80       $80     $78         $81
              5 Years     $103     $110    $106      $114    $103        $116
             10 Years     $172     $177    $178      $184    $173        $184

ASSUMING YOU KEEP YOUR
SHARES AND NO REDEMPTIONS
ARE MADE:
              1 Year       $56      $19     $56       $19     $56         $20
              3 Years      $78      $58     $80       $60     $78         $61
              5 Years     $103     $100    $106      $104    $103        $106
             10 Years     $172     $177    $178      $184    $173        $184

     The 5% figure is a constant rate required for comparative purposes by the Securities and Exchange Commission. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL RESULTS WILL BE GREATER OR LESS THAN THE ILLUSTRATION.

     Class B shares automatically convert to Class A shares after six years without charge or tax impact. Because of that, years seven through ten reflect Class A operating expenses. Long-term shareholders could pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers. The Class B conversion feature is intended to reduce the likelihood this will occur. See "How to buy shares-Class B conversion feature" on Page 13 for more information.


FOR FURTHER INFORMATION

    * Advisory fees - See "The cost of good management." Page 11

    * 12b-1 fees - See "The cost of good management." Page 11

    * Sales charge on purchases - See "How to buy shares." Page 13

    * Contingent deferred sales charge - See "How to buy shares." Page 13

    * Conversion of Class B shares to Class A - See "How to buy shares - Class B conversion feature." Page 13

FINANCIAL HIGHLIGHTS
(For a share outstanding throughout each period)

BOND & STOCK
The  supplemental  financial  information on this page has been audited by independent  auditors whose reports thereon appear in the
Fund's annual report which is incorporated by reference into the Statement of Additional Information.

                                                                                        Class A
                                              --------------------------------------------------------------------------------------
                                                                                Eleven
                                                                                Months
                                                       Years Ended              Ended
                                                       October 31,              Oct. 31           Years Ended November 30,
                                              ------------------------------    -------- -------------------------------------------
                                                1995       1994        1993      1992(3)    1991       1990        1989      1988
                                              --------   -------     -------    --------  -------    --------    --------   -------
NET ASSET VALUE, BEGINNING OF PERIOD ........ $  11.53   $ 12.23     $ 11.27    $ 11.01   $  9.90    $  10.86     $ 10.08   $ 8.85
                                              --------   -------     -------    --------  -------     -------     -------   -------
 INCOME FROM INVESTMENT OPERATIONS
 Net Investment Income ......................     0.50      0.46        0.48       0.44      0.55        0.53        0.58     0.53
 Net Gains or Losses on Securities
  (both realized and unrealized) ............     2.02     (0.57)       1.06       0.80      1.10       (0.78)       0.72     1.19
                                              --------   -------     -------    --------  -------     -------     -------   -------
   Total from investment operations .........     2.52     (0.11)       1.54       1.24      1.65       (0.25)       1.30     1.72
                                              --------   -------     -------    --------  -------     -------     -------   -------
 LESS DISTRIBUTIONS
 Dividends (from net investment income) .....    (0.49)    (0.44)      (0.46)     (0.53)    (0.54)      (0.61)      (0.52)   (0.44)
 Distributions (from capital gains) .........    (0.08)    (0.15)      (0.12)     (0.45)     0.00       (0.10)       0.00    (0.05)
                                              --------   -------     -------    --------  -------     -------     -------  -------
   Total distributions ......................    (0.57)    (0.59)      (0.58)     (0.98)    (0.54)      (0.71)      (0.52)   (0.49)
                                              --------   -------     -------    --------  -------     -------     -------  -------
NET ASSET VALUE, END OF PERIOD .............. $  13.48   $ 11.53     $ 12.23    $ 11.27   $ 11.01     $  9.90     $ 10.86  $ 10.08
                                              ========   =======     ========   ========  =======     =======     =======  =======
TOTAL RETURN (1) ............................    22.55%    -0.90%      13.99%     11.92%   16.96%      -2.29%      13.21%   19.67%

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (in thousands) ... $208,592   $191,615    $180,281   $102,523  $ 66,090    $63,669     $71,771  $69,230
 Ratio of Expenses to Average Net Assets ....     1.02%      1.06%       1.13%     1.13%(6)  1.14%      1.17%       0.96%    0.87%
 Ratio of Net Income to Average Net Assets ..     3.98%      3.97%       4.01%     4.30%(6)  4.90%      5.25%       5.42%    5.35%
 Portfolio Turnover Rate(2)..................       32%        25%         19%       15%(6)    35%        38%         36%      81%

                                                      Class A                Class B
                                              ------------------------ -------------------
                                                                        Year     March 30,
                                              Years Ended November 30,  Ended     1994 To
                                              ------------------------ Oct. 31,   Oct. 31
                                                1987        1986        1995      1994(4)
                                              -------     -------      --------   -------
NET ASSET VALUE, BEGINNING OF PERIOD ........ $ 10.26     $  9.75      $  11.51   $ 11.49
                                              -------     -------      --------   -------
 INCOME FROM INVESTMENT OPERATIONS
 Net Investment Income ......................    0.52        0.59          0.39      0.18
 Net Gains or Losses on Securities
  (both realized and unrealized) ............   (1.23)       1.23          2.03      0.04
                                              -------     -------      --------   -------
   Total from investment operations .........   (0.71)       1.82          2.42      0.22
                                              -------     -------      --------   -------
 LESS DISTRIBUTIONS
 Dividends (from net investment income) .....   (0.53)      (0.60)        (0.38)    (0.20)
 Distributions (from capital gains) .........   (0.17)      (0.71)        (0.08)     0.00
                                              -------     -------      --------   -------
   Total distributions ......................   (0.70)      (1.31)        (0.46)    (0.20)
                                              -------     -------      --------   -------
NET ASSET VALUE, END OF PERIOD .............. $  8.85    $  10.26      $  13.47   $ 11.51
                                              =======     =======       =======   =======
TOTAL RETURN (1) ............................   -7.53%      19.14%       21.60%     1.94%
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (in $1,000's) .... $74,407    $ 80,942      $ 7,372    $3,362
 Ratio of Expenses to Average Net Assets ....    1.69%       1.78%        1.84%     1.77%(6)
 Ratio of Net Income to Average Net Assets(5)    4.99%       5.16%        3.10%     3.22%(6)
 Portfolio Turnover Rate(2) .................      83%         74%          32%       25%

(1) Total return does not reflect sales charge. Returns of less than one year are not annualized.
(2) A  portfolio  turnover  rate is the  percentage  computed by taking the lesser of  purchases  or sales of  portfolio  securities
    (excluding  securities  with a maturity  date of one year or less at the time of  acquisition)  for a period and  dividing it by the monthly average of the market value of such securities during the period.
(3) Change in Fund's fiscal year. See note 1.
(4) From the commencement of offering Class B shares.
(5) Ratios for 1995 are based upon total expenses in accordance with Securities and Exchange Commission Release No. FR46 effective
    September 1, 1995.  Ratios for prior periods were calculated based on net expenses and have not been restated.
(6) Annualized.

FINANCIAL HIGHLIGHTS
(For a share outstanding throughout each period)

GROWTH & INCOME
The  supplemental  financial  information on this page has been audited by independent  auditors whose reports thereon appear in the
Fund's annual report which is incorporated by reference into the Statement of Additional Information.

                                                                                  Class A
                                              --------------------------------------------------------------------------------------

                                                                          YEARS ENDED OCTOBER 31,
                                              --------------------------------------------------------------------------------------
                                               1995      1994        1993        1992        1991        1990       1989      1988
                                              -------   -------     -------    -------     -------     -------     -------   -------
NET ASSET VALUE, BEGINNING OF PERIOD ........ $ 12.71   $ 12.81     $ 12.02    $ 11.86     $  9.18     $ 12.17     $ 11.10   $ 9.77
                                              -------   -------     -------    -------     -------     -------     -------   -------
 INCOME FROM INVESTMENT OPERATIONS
 Net Investment Income ......................    0.22      0.18        0.21       0.29        0.29        0.35        0.46     0.35
 Net Gains or Losses on Securities
  (both realized and unrealized) ............    2.31      0.85        1.10       0.80        2.69       (2.19)       0.96     1.32
                                              -------   -------     -------    -------     -------     -------     -------  -------
   Total from investment operations .........   (2.53)     1.03        1.31       1.09        2.98       (1.84)       1.42     1.67
                                              -------   -------     -------    -------     -------     -------     -------  -------
 LESS DISTRIBUTIONS
 Dividends (from net investment income) .....   (0.19)    (0.18)      (0.21)     (0.34)      (0.30)      (0.50)      (0.35)   (0.29)
 Distributions (from capital gains) .........   (0.40)    (0.95)      (0.31)     (0.59)       0.00       (0.65)       0.00    (0.05)
                                              -------   -------     -------    -------     -------     -------     -------  -------
   Total Distributions ......................   (0.59)    (1.13)      (0.52)     (0.93)      (0.30)      (1.15)      (0.35)   (0.34)
                                              -------   -------     -------    -------     -------     -------     -------  -------

 NET ASSET VALUE, END OF PERIOD ............. $ 14.65   $ 12.71     $ 12.81    $ 12.05     $ 11.86     $  9.18     $ 12.17  $ 11.10
                                              =======   =======     =======    =======     =======     =======     =======  =======
TOTAL RETURN (1)  ...........................   20.87%    8.55%      11.06%       9.94%      32.69%     -16.25%      13.00%   17.36%

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (in thousands) ... $130,630  $102,837    $95,229    $81,102     $69,365     $68,297     $72,642  $69,117
 Ratio of Expenses to Average Net Assets ....     1.07%    1.10%      1.17%      1.10%       1.12%       1.17%       1.06%    0.89%
 Ratio of Net Income to Average Net Assets ..     1.62%    1.45%      1.67%      2.37%       2.73%       3.33%       3.88%    3.33%
 Portfolio Turnover Rate(2)  ................       39%      34%        54%        18%         26%         37%         37%      45%

                                                      Class A                 Class B
                                              -----------------------  -------------------
                                                                        Year     March 30,
                                              Years Ended October 31,   Ended     1994 To
                                              -----------------------  Oct. 31,  Oct. 31,
                                                1987        1986        1995     1994(4)
                                              -------     -------      --------  -------
NET ASSET VALUE, BEGINNING OF PERIOD ........ $ 11.57     $ 10.30      $  12.68  $ 12.00
                                              -------     -------      --------  -------
 INCOME FROM INVESTMENT OPERATIONS
 Net Investment Income ......................    0.44        0.44          0.11     0.05
 Net Gains or Losses on Securities
  (both realized and unrealized) ............   (0.45)       2.49          2.31     0.69
                                              -------     -------      --------  -------
   Total from investment operations .........   (0.01)       2.93          2.42     0.74
                                              -------     -------      --------  -------
 Less Distributions
 DIVIDENDS (FROM NET INVESTMENT INCOME) .....   (0.55)     (0.45)         (0.11)   (0.06)
 Distributions (from capital gains) .........   (1.24)     (1.21)         (0.40)    0.00
                                              -------     -------      --------  -------
   Total Distributions ......................   (1.79)     (1.66)         (0.51)   (0.06)
                                              -------     -------      --------  -------
 NET ASSET VALUE, END OF PERIOD ............. $  9.77    $ 11.57       $  14.59  $ 12.68
                                              =======     =======      ========  =======
TOTAL RETURN (1)  ...........................    0.20%     28.95%         19.95%   6.14%

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (in $1,000's) .... $67,933    $69,243       $  8,871  $ 2,082
 Ratio of Expenses to Average Net Assets(4)..   0.90%      1.72%          1.91%    1.85%(5)
 Ratio of Net Income to Average Net Assets ..   3.70%      3.38%          0.69%    0.65%(5)
 Portfolio Turnover Rate(2)  ................     71%        58%            39%      34%

(1) Total return does not reflect sales charge. Returns of less than one year are not annualized.
(2) A  portfolio  turnover  rate is the  percentage  computed  by taking the lesser of  purchases  or sales of  portfolio securities (excluding  securities  with a maturity  date of one year or less at the time of  acquisition)  for a period and dividing it by the monthly average of the market value of such securities during the period.
(3) From the commencement of operations Class B shares.
(4) Ratios for 1995 are based upon total expenses in accordance with Securities and Exchange Commission Release No. FR46 effective
    September 1, 1995.  Ratios for prior periods were calculated based on net expenses and have not been restated.
(5) Annualized.

FINANCIAL HIGHLIGHTS
(For a share outstanding throughout each period)

NORTHWEST
The  supplemental  financial  information on this page has been audited by independent  auditors whose reports thereon appear in the
Fund's annual report which is incorporated by reference into the Statement of Additional Information.

                                                                                   Class A
                                              --------------------------------------------------------------------------------------
                                                                             Years Ended October 31,
                                              --------------------------------------------------------------------------------------
                                               1995      1994       1993        1992     1991         1990       1989        1988
                                              -------   -------    -------     -------  -------     -------     -------    -------
NET ASSET VALUE, BEGINNING OF PERIOD ........ $ 14.30   $ 14.50    $ 14.04     $ 13.45  $  8.43     $ 10.18    $  7.55     $  6.02
                                              -------   -------    -------     -------  -------     -------     -------    -------
 INCOME FROM INVESTMENT OPERATIONS
 Net Investment Income ......................    0.07      0.08       0.07        0.08     0.07        0.08       0.08        0.06
 Net Gains or Losses on Securities
  (both realized and unrealized) ............    3.10      0.35       0.46        0.69     5.03       (1.76)      2.63        1.52
                                              -------   -------    -------     -------  -------     -------     -------    -------
   Total from investment operations .........    3.17      0.43       0.53        0.77     5.10       (1.68)      2.71        1.58
                                              -------   -------    -------     -------  -------     -------     -------    -------
 LESS DISTRIBUTIONS
 Dividends (from net investment income) .....   (0.07)    (0.08)     (0.07)      (0.07)   (0.08)      (0.07)     (0.08)      (0.05)
 Distributions (from capital gains) .........    0.00     (0.55)      0.00       (0.11)    0.00        0.00       0.00        0.00
                                              -------   -------    -------     -------  -------     -------     -------    -------
   Total distributions ......................   (0.07)    (0.63)     (0.07)      (0.18)   (0.08)      (0.07)     (0.08)      (0.05)
                                              -------   -------    -------     -------  -------     -------     -------    -------
NET ASSET VALUE, END OF PERIOD .............. $ 17.40   $ 14.30    $ 14.50     $ 14.04   $13.45      $ 8.43     $10.18     $  7.55
                                              =======   =======    =======     =======  =======     =======     =======    =======
Total Return (1)  ...........................   22.24%     2.97%      3.82%       5.77%   60.49%     -16.68%     36.14%      26.42%
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (in thousands) ... $157,953  $152,622   $168,840    $167,115  $98,754     $42,647    $18,687    $6,994
 Ratio of Expenses to Average Net Assets ....    1.10%     1.09%(2)   1.09%(2)    1.11%(2) 1.21%(2)    1.45%(2)   1.50%(2)  1.44%
 Ratio of Net Income to Average Net Assets ..    0.44%     0.51%      0.48%       0.53%    0.63%       0.72%      0.81%     0.84%
 Portfolio Turnover Rate(3)  ................      11%       11%         8%          4%       8%          7%        12%       17%


                                               Class A             Class B
                                              -------------  ---------------------
                                                Years           Year     March 30,
                                                Ended          Ended     1994 to
                                               October 31,    Oct. 31,   Oct. 31,
                                              -------------  ----------  ---------
                                                 1987(4)        1995      1994(5)
                                              -------------  ----------  ---------
NET ASSET VALUE, BEGINNING OF PERIOD ........   $  6.15      $ 14.28     $ 14.42
                                                -------      -------     -------
 INCOME FROM INVESTMENT OPERATIONS
 Net Investment Income ......................      0.07        (0.05)      (0.02)
 Net Gains or Losses on Securities
  (both realized and unrealized) ............     (0.14)        3.08       (0.12)
                                                -------      -------     -------
   Total from investment operations .........     (0.07)        3.03       (0.14)
                                                -------      -------     -------
 LESS DISTRIBUTIONS
 Dividends (from net investment income) .....     (0.06)        0.00        0.00
 Distributions (from capital gains) .........      0.00         0.00        0.00
                                                -------      -------     -------
   Total distributions ......................     (0.06)        0.00        0.00
                                                -------      -------     -------
NET ASSET VALUE, END OF PERIOD ..............    $ 6.02      $ 17.31     $ 14.28
                                                =======      =======     =======
TOTAL RETURN (1)  ...........................     -1.72%       21.25%     -0.97%
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (in thousands) ...   $ 6,589      $7,083      $3,102
 Ratio of Expenses to Average Net Assets ....     1.36%       1.95%       1.96%(6)
 Ratio of Net Income to Average Net Assets ..     0.48%      -0.45%      -0.39%(6)
 Portfolio Turnover Rate(3)  ................       40%         11%         11%

NOTE:  Figures representing per-share amounts have been adjusted to retroactively reflect a 2-for-1 stock split effective December 29, 1992.
(1) Total return does not reflect sales charges.  Returns of less than one year are not annualized.
(2) A portfolio turnover rate is the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period.
(3) Fund expenses (excluding taxes, interest, portfolio brokerage, and the .75% Class B distribution fee), that exceeded 1.50%
    of average daily net assets up to $30 million and 1% of such net assets over $30 million were reimbursed by the investment adviser, Composite Research & Management Co.  Ratios for 1995 are based upon total expenses in accordance with Securities and
    Exchange Commission Release No. FR46 effective September 1, 1995. Ratios for prior periods were calculated based on net expenses and have not been restated.
(4) Class A information is presented from November 24, 1986, the date registration became effective under the
    Investment Company Act of 1940, as amended.
(5) From the commencement of offering Class B shares.
(6) Annualized.


ABOUT THIS PROSPECTUS

    In this publication, you will find basic and in-depth information about the Composite Equity Funds. Included are such subjects as how to buy and sell shares, as well as details about the Funds' objectives, investment practices and restrictions, and other vital matters.
    If you are not familiar with mutual funds, investment terminology, or the Composite Group of Funds, you may find it useful to understand the following key words and terms that appear frequently on these pages:

GLOSSARY OF KEY WORDS AND TERMS

    ADVISER. Composite Research & Management Co., which is called the "Adviser" in this Prospectus, is the manager of the Equity Funds and several other Composite mutual funds.
    CLASS A SHARES. All Composite Equity Funds are available in two classes. Class A shares include a sales charge at the time of purchase and annual operating expenses.
    CLASS B SHARES. This is the second of the two classes of Composite Equity Funds. Class B shares do not have an initial sales charge, but they do have higher operating expenses for six years than Class A shares, and they have a contingent deferred sales charge (see below).
    CONTINGENT DEFERRED SALES CHARGE. If an investor redeems Class B shares within four years of purchase, he or she normally must pay this charge.
    DISTRIBUTOR. Murphey Favre, Inc. distributes the Composite Equity Funds and other Composite mutual funds and is referred to as the "Distributor" in this Prospectus.
    EXCHANGE. This privilege allows shareholders to transfer their investments from one fund to another. There is no fee or additional sales charge for an exchange within the Composite Group of Funds.
    FUND. The term "Fund" identifies any one of the three mutual funds offered through this Prospectus. These "Funds" are identified as follows in this document:
    BOND & STOCK. This Fund's objectives are to provide continuity of income, conservation of principal, and long-term growth of both the income and the principal.
    GROWTH & INCOME. This Fund's primary objective is to provide long-term capital growth by investing in common stocks and other securities. Current income is a secondary consideration.
    NORTHWEST. This Fund invests in common stocks of companies located or doing business in the Northwest states of Alaska, Idaho, Montana, Oregon, and Washington. The primary objective is long-term growth of capital.
    NET ASSET VALUE (NAV). This is the term used in this publication and in daily newspaper financial tables to report the value of a single share of a mutual fund. It is determined by adding the value of a fund's securities and other assets -- and then subtracting any liabilities. Next, the resulting figure is divided by the number of shares outstanding. That provides the "net asset value" per share, often referred to as "NAV."
    REDEMPTION. This refers to the sale by an investor of shares of a mutual fund he or she has owned. The investor is said to "redeem" the shares.
    REGISTERED REPRESENTATIVE. This person, often called a stockbroker or broker, buys and sells securities on behalf of investors.
    STATEMENT OF ADDITIONAL INFORMATION. This is a document that has more detailed information about the Funds than what is in this Prospectus. It is on file with the federal government's Securities and Exchange Commission and also is available through the Funds.

THE FUNDS' OBJECTIVES

    Composite Research & Management Co., referred to as the "Adviser" in this Prospectus, manages the Funds. The Adviser attempts to maintain Funds that are responsive to changes in economic trends and developments, government actions and regulations, and international monetary conditions. Currently, equity investments are selected from high-quality companies with solid business fundamentals that the Adviser believes have a competitive advantage.Securities may be purchased on a recognized exchange, over-the-counter, or through the NASDAQ system.
    The investment objectives and policies of each Fund are described below. Each Fund's investment objectives are a fundamental policy that cannot be changed without a majority vote of its outstanding shares. Because risks are involved, there cannot be any assurance a Fund's objectives will be attained.
    BOND & STOCK: This Fund has three objectives: (1) continuity of income, (2) conservation of principal, and (3) long-term growth of both the income and principal. The Fund invests in bonds, preferred stocks, common stocks, and convertible bonds. At least 25% of the Fund's assets are invested in fixed income securities at all times.
    GROWTH & INCOME: The primary objective of this Fund is to provide long-term capital growth by investing in common stocks and other securities. Current income is a secondary consideration.
    NORTHWEST: This Fund invests with the objective of long-term growth of capital. Common stocks are selected from companies located or doing business in the Northwest states of Alaska, Idaho, Montana, Oregon, and Washington. Under normal circumstances, at least 65% of the Fund's total assets will be invested in companies whose principal executive offices are located in the Northwest.

INVESTMENT PRACTICES AND RISK FACTORS

    There are many factors that influence fluctuations in the market value of securities owned by the Funds. These include economic trends, government actions and regulations, and international monetary conditions. Consequently, market risks are inherent in all investments.

GENERAL
    The Funds may employ the following techniques in addition to the primary investment strategies discussed earlier under "The Funds' objectives."

    MONEY MARKET INSTRUMENTS. The Funds are permitted to invest in money market instruments for temporary or defensive purposes. The money market investments permitted include obligations of the U.S. government and its agencies and instrumentalities; short-term corporate-debt securities; commercial paper, including bank obligations; certificates of deposit; and repurchase agreements.
    REPURCHASE AGREEMENTS. The Funds may temporarily invest cash reserves in repurchase agreements. In a repurchase agreement, a fund buys a security at one price and agrees to sell it back at a higher price. If the seller defaults on its agreement to repurchase the security, the Fund may suffer a loss because of a decline in the value of the underlying debt security.

    Repurchase agreements will be entered into only with brokers, dealers or banks that meet credit guidelines adopted by each Fund's Board of Directors. To limit risk, repurchase agreements maturing in more than seven days will not exceed 10% of a Fund's total assets.
    REAL ESTATE INVESTMENT TRUSTS. The Funds may invest up to 25% of their assets in real estate investment trusts, known as "REITs." Factors influencing the investment performance of REITs include the profitable operation of properties owned, financial condition of lessees and mortgagors, underlying value of the real property and mortgages owned, amount of leverage, and amount of cash flow generated and paid out.
    FIXED-INCOME SECURITIES. The Bond & Stock and Growth & Income Funds may invest in bonds of any maturity, including mortgage-backed securities. All fixed-income securities are subject to credit risk, which is dependent on the issuer's ability to maintain timely interest and principal payments. During periods of low interest rates, mortgage-backed securities may be subject to accelerated prepayment and possible reinvestment in securities bearing lower rates of interest.
    Both Funds may also invest in below-investment-grade bonds (sometimes called junk bonds). Any investment of this type may be considered speculative and involve greater risk of default or price change because of changes in the issuer's creditworthiness. The market price of these securities may fluctuate more than higher-rated securities. They also may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.
    WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES. The Bond & Stock and Growth & Income Funds may purchase or sell U.S. government securities or collateralized mortgage obligations on what is called a "when-issued" or "delayed-delivery" basis. In such transactions, securities are bought under an agreement that payment and delivery will take place in the future. This is done to obtain what is considered to be an advantageous yield or price at the time of the transaction.
    Delivery of and payment for these securities may take as long as a month or more after the date of the purchase commitment. However, it must take place no more than 120 days after the trade date. The payment obligation and interest rates to be received are fixed at the time the Fund enters into the commitment. Thus, it is possible that the market value at the time of settlement could be higher or lower than the purchase price, if the general level of interest rates has changed. No interest will accrue to the Fund until settlement.
    Each Fund is prohibited from entering into when-issued commitments that, in total, exceed 20% of the market value of its total assets minus total liabilities (except for the obligations created by these commitments).

    COVERED CALL OPTIONS. Each of the Funds may write covered call options on its securities. A call option is "covered" if the Fund owns the security underlying the option it has written or it maintains enough cash, cash equivalents or liquid securities to purchase the underlying security.

    If a Fund sells a covered call option, it will become obligated during the term of the option to deliver the securities underlying the option if the option holder chooses to exercise the option before its termination date. In return for the call it has written, the Fund will receive from the purchaser (or option holder) a premium. This will be the price of the option, less a commission charged by a broker. The Fund will keep the premium, regardless of whether the option is exercised.
    When a Fund writes covered call options, it gains income from the premiums received. Because of this, it is protected to the extent of the amount of those premiums if the price of the underlying securities declines. The premiums will offset a portion of the Fund's potential loss incurred if the securities underlying the options are ultimately sold at a loss by the Fund. Also, during the option period the Fund gives up any possible capital appreciation above the agreed-upon price if the market price of the underlying security rises.
    FOREIGN SECURITIES. The Bond & Stock and Growth & Income Funds may invest up to 25% of their assets in U.S. dollar-denominated securities of foreign issuers.
    Investments in foreign securities may involve somewhat different risks, including incomplete or inaccurate financial information, foreign taxes and restrictions, illiquidity, and fluctuations in currency values.

UNIQUE TO THE NORTHWEST FUND. The Northwest Fund concentrates on companies located or doing business in the Northwest, which ties the performance of a portion of the Fund to the region's economic conditions. Because of this, the Fund could be adversely impacted by industrial and business trends within the five-state area. Some of the companies whose securities are held by the Fund may have significant national or international markets for their products and services. Therefore, the Fund's performance could also be affected by national or international economic conditions.
    FOR FURTHER INFORMATION. See the Statement of Additional Information for further information regarding the investment practices summarized in this section.

INVESTMENT RESTRICTIONS
     Although many of the Adviser's decisions depend on flexibility, there are certain principles so fundamental to a Fund that they may not be changed without a vote of a majority of the outstanding shares of that Fund.

    IN ADDITION TO OTHER RESTRICTIONS LISTED IN THE STATEMENT OF ADDITIONAL INFORMATION, EACH FUND MAY NOT:

1) Invest more than 5%* of its total assets in securities of any single issuer other than U.S. government securities, except that up to 25% of a Fund's assets may be invested without regard to this 5% limitation.

2)  Acquire more than 10%* of the voting securities of any one company.

3)  Invest more than 25%* of its total assets in any single industry.

4) Borrow money for investment purposes, although it may borrow up to 5% of its total net assets for emergency, non-investment purposes.

*Percentage at the time the investment is made.

WHO WE ARE

    Composite Bond & Stock Fund, Inc., Composite Equity Series, Inc., and Composite Northwest Fund, Inc. are open-end, management investment companies. They were incorporated under the laws of the state of Washington on June 22, 1939; August 10, 1949; and May 27, 1986, respectively. Composite Equity Series, Inc. does business under the name of "Composite Growth & Income Fund."
   Each is a "series" company with the ability to add portfolios, called "funds," subject to approval by its Board of Directors. Each currently consists of a single fund.

    Bond & Stock and Growth & Income are classified as diversified funds under the Investment Company Act of 1940., Northwest is presently classified non-diversified, but is adjusting its investments so as to become diversified over time.
    ADVISER. The Funds are managed by Composite Research & Management Co., which is referred to as the "Adviser" in this Prospectus.
    The Adviser has been in the business of investment management since 1944. It currently manages more than $1.7 billion for mutual funds and institutional advisory accounts. These accounts include more than $1 billion within the Composite Group of Funds, which is made up of the Funds described in this Prospectus and five other mutual funds with differing objectives.
    The Adviser advises the Funds on investment policies and specific investments. Subject to supervision by each Fund's Board of Directors, the Adviser determines which securities are to be bought or sold. These decisions are based on analyses of the economy, sectors of industry and specific institutions. They are compiled from extensive data provided by some of the country's largest investment firms, in addition to the Adviser's own research.
    William G. Papesh is the president of the Funds and of the Adviser. A team of the Adviser's investment professionals manages each Fund, under supervision of the Adviser's investment committee. The Equity team consists of Philip M. Foreman, chartered financial analyst (CFA); Jeffrey D. Huffman, CFA; and David
W. Simpson, CFA.
    Mr. Huffman has 11 years of continuous investment experience and has been employed by the Adviser since January 1995. Mr. Foreman has been employed by the Adviser since November 1991 and has 11 years of continuous investment experience. Mr. Simpson has been employed by the Adviser since March 1993 and has 10 years of continuous investment experience. Mr. Huffman and Mr. Simpson are primarily responsible for Bond & Stock. Mr. Foreman and Mr. Simpson are primarily responsible for Growth & Income and Northwest, respectively.
    DISTRIBUTOR. Murphey Favre, Inc. is the "Distributor" for these Funds. The Distributor is not a bank. Securities and annuities offered by it are not deposits nor bank obligations, and they are not guaranteed by a bank nor insured by the FDIC. The value of investments may fluctuate, return on investments is not guaranteed, and loss of principal is possible.
    TRANSFER AGENT. Murphey Favre Securities Services, Inc., which serves as the "Transfer Agent," acts as the Funds' shareholder servicing and dividend disbursing agent.
THE ADVISER, DISTRIBUTOR, AND TRANSFER AGENT, WHOSE ADDRESSES ARE LISTED ON THE BACK COVER, ARE SUBSIDIARIES OF WASHINGTON MUTUAL BANK. THEY ALSO ARE AFFILIATED WITH WASHINGTON MUTUAL BANK, FSB AND THEY ARE INDIRECT SUBSIDIARIES OF WASHINGTON MUTUAL, INC.
    OTHER IMPORTANT INFORMATION. Each Fund offers two classes of shares, as described in "How to buy shares":
    Bond & Stock has 300 million authorized shares of capital stock, including 200 million Class A and 100 million Class B.
    Growth & Income has 40 million authorized shares allocated as follows: 25 million Class A and 15 million Class B.
    Northwest has 10 billion authorized shares, consisting of six billion Class A and four billion Class B.
    The shares do not have preemptive rights, and none has preference as to conversion, exchange, dividends, retirement, liquidation, redemption, or any other feature, except as described in "How to buy shares." Shares have equal voting rights on corporate matters submitted for shareholder approval, except that each class may vote separately on its distribution plan.
    Normally, the Funds do not hold annual meetings of shareholders. When meetings are held, shareholders have the right to vote cumulatively for any election of directors. In other words, each voting shareholder may cast a number of votes equal to the number of Fund shares he or she owns multiplied by the number of directors to be elected. The shareholder may then allocate the total votes among the director nominees in the amounts he or she chooses.
    This Prospectus is consolidated to present information efficiently on each of the Equity Funds in the Composite Group. There is a remote possibility that one Fund might become liable for any misstatement in the Prospectus pertaining to another Fund.

THE COST OF GOOD MANAGEMENT
     Composite Research & Management Co. serves as Adviser under investment management contracts with each Fund. The agreements are renewable every year, subject to the approval of each Fund's Board of Directors or the shareholders themselves.
    BEFORE READING THIS SECTION, YOU MAY FIND IT USEFUL TO TURN BACK TO PAGE ___ TO REVIEW THE FEE TABLE'S SUMMARY ON "ANNUAL FUND OPERATING EXPENSES." THAT PROVIDES AN OVERVIEW OF MUCH OF WHAT IS COVERED IN DETAIL HERE.

ADVISORY FEES
    Advisory fees are paid to the Adviser for its services. These include investment management and administrative services and the Adviser's function as an agent for each Fund when paying a portion of the fee to the Distributor and Transfer Agent.
    Advisory fees are calculated daily and paid monthly.
    For Bond & Stock and Growth & Income, advisory fees are equal to an annual rate of .625% of their respective average daily net assets. Fees are reduced to
 .50% of average daily net assets in excess of $250 million.
    For Northwest, advisory fees are equal to an annual rate of .625% of the first $500 million in average daily net assets. The rate is reduced to .50% of the excess of the net assets over $500 million and up to $1 billion, and to .35% of the excess of the net assets of more than $1 billion.

DISTRIBUTION PLANS
     Each Fund's Board of Directors has approved, and reviews at least quarterly, a distribution plan that meets the provisions of Rule 12b-1 under the Investment Company Act of 1940. The plans are intended to benefit shareholders by stimulating interest in purchasing shares of the Funds and, thus, providing a consistent flow of investment capital. This allows larger and more diversified holdings, as well as economies of scale.

     CLASS A SHARES. The plans authorize each Fund to reimburse the Distributor for direct costs of marketing, selling and distributing Class A shares of that Fund. These costs include service fees, sales literature and prospectuses (other than those provided to current shareholders), compensation to sales people, and other costs of sales and marketing, including state business and occupation tax assessed on the reimbursements. The Distributor pays authorized dealers service fees in consideration for account maintenance and other shareholder services. Such dealers receive fees of .25%, annualized, of the average daily value of shares in the accounts of the dealer or its customers.
    The distribution plans allow each Fund to reimburse actual Class A distribution costs, subject to the directors' approval. Reimbursements are not to exceed annual limits of .25% of the Fund's average daily net assets attributable to Class A shares. Unreimbursed expenses which have not been accrued in the current fiscal year may not be recovered in future periods.
    CLASS B SHARES. The plans authorize each Fund to pay the Distributor a distribution fee at an annual rate of .75% of each Fund's average daily net assets attributable to Class B shares and a service fee at an annual rate of.25% of such assets. The distribution fee is designed to permit investors to purchase Class B shares without a front-end sales charge. At the same time, this allows compensation to the Distributor in connection with the sales of those shares. The service fee covers account maintenance and other shareholder services. The Distributor pays authorized dealers service fees of .25%, annualized, of the average daily value of shares in the accounts of the dealer or its customers.
    Because the Distributor's distribution fee for Class B shares is not tied directly to its expenses, the amount of compensation may be more or less than its actual expenses. For this reason, the Class B distribution plan may be characterized by the staff of the Securities and Exchange Commission as being a "compensation" plan -- in contrast to the Class A "reimbursement" plan. The Funds are not liable for any expenses incurred by the Distributor in excess of the amount of compensation it receives.

TOTAL EXPENSES
    Other operating expenses include fees of directors not employed by the Adviser, custodial fees, auditing and legal expenses, taxes, costs of issuing and redeeming shares, publishing of reports to shareholders, corporate meetings, and other normal costs of running a business.
    Each Fund pays the Transfer Agent for shareholder servicing and dividend disbursing services, but not for special services such as producing and mailing historical account transcripts. You may be required to pay a fee if you need these special services.
    Total expenses, including advisory fees, distribution expenses, and other operating expenses, can be found under "Ratio of expenses to average net assets" in the "Financial highlights" section of this Prospectus.
    Under terms of Northwest's investment management agreement, the Adviser will reimburse the Fund if certain expenses in any fiscal year are more than 1.50% of average daily net assets up to $30 million, and 1% of net assets over $30 million. Expenses excluded from those calculations include taxes, interest, portfolio brokerage, and the .75% Class B share distribution fee.
    The Adviser or Distributor have agreed to waive fees or reimburse expenses if a Fund exceeds the most stringent, applicable limitation imposed by any state.

THE VALUE OF A SINGLE SHARE
     At the end of each business day of the New York Stock Exchange or at 1:00 p.m. Pacific time, whichever is earlier, the Fund calculates the value of each class of shares. That figure is determined by adding the value of (1) the securities in the Fund that are attributable to each class and (2) all other assets -- and then subtracting any liabilities. Next, the resulting figure is divided by the number of shares outstanding. That provides the "net asset value" per share, which frequently is referred to as "NAV."
    Security valuations are provided by independent pricing sources approved by each Fund's Board of Directors. When such valuations are not available, the Board of Directors will determine how they are to be priced at fair value.

HOW TO BUY SHARES
     Shares are offered at the next NAV per share that is calculated as previously described, plus a sales charge for Class A shares. This section discusses various options you have in purchasing shares of the Funds.

DISTRIBUTOR AND SECURITIES DEALERS
    You may buy shares of the Funds through Murphey Favre, the Distributor, or through selected securities dealers provided that the Fund and the Distributor (or dealer) are registered in your state of residence. With certain exceptions, the minimum initial purchase in a Composite fund is $1,000. IRA accounts may make initial purchases of $500 in any Fund. Subsequent investments should be at least $50.

SYSTEMATIC INVESTMENT PROGRAM
    For your convenience, you may arrange to have monthly purchases automatically deducted from your checking account as part of a systematic investment program. The minimum initial and monthly investments in this program are $50.

OTHER INFORMATION
    The Funds and the Distributor reserve the right to refuse an order to buy shares. Exceptions to the policies described in this Prospectus are detailed in the Statement of Additional Information.

    In  the  interest  of  economy  and   convenience,   physical   certificates
representing Fund shares will be issued only upon written request to the Fund or by request from your broker.

A COMPARISON OF CLASS A AND CLASS B SHARES

Each Fund offers two classes of shares:

1) Class A shares are sold to investors who pay a sales charge at the time of purchase and who pay ongoing distribution expenses.

2) Class B shares are sold to investors who do not pay a sales charge at the time of purchase. Instead, they pay a higher ongoing distribution fee for six years. They also may pay a "contingent deferred sales charge" if they redeem their shares within four years of purchase.

    The two classes of shares each represent an interest in the same portfolio of investments. Each class has exclusive voting rights with respect to provisions of the Rule 12b-1 distribution plan regarding which distribution expenses are paid for a specific class.

    Class A shares and Class B shares may be exchanged only for shares of the same class of other Composite funds. See "Exchanges for other funds" on Page 17 in this Prospectus.

    The net income attributable to Class B shares and the dividends payable to Class B shares will be lower because of the higher expenses. Likewise, NAVs of the two classes may be different.
    Sales personnel of broker-dealers distributing the Funds' shares may receive differing compensation for selling or servicing Class A or Class B shares.
    When purchasing shares, investors are encouraged to choose the class of shares that will be best for them. Factors to consider include the purchase amount, the length of time shares are expected to be held, and other individual circumstances.
    Then, this question should be asked: "If I buy Class A or Class B shares for a given length of time, which will give me the lowest cost: Class A's initial sales charge and accumulated distribution expenses, or Class B's contingent deferred sales charges before conversion and its higher accumulated distribution expenses?"

    To assist investors in making that choice, the "Fee table" on Page 2 provides examples of the charges that apply to each class of shares. Normally, Class A shares will be more beneficial to the investor who qualifies for a reduced sales charge, as described below.

BUYING CLASS A SHARES

     The offering price for Class A shares is the NAV per share, plus an initial sales charge shown in the table below. Investors also may be entitled to reduced sales charges as discussed following the table and in the Statement of Additional Information. (The final column in the table indicates what dealers receive for selling Class A shares.)

                                                                     Reallowed
                                Sales charge                         to dealers
                          -----------------------                    ----------
                            % of         % of net                       % of
   Purchase of            offering        amount                      offering
  Class A shares           price         invested                       price
                          ---------      --------                    ----------
Less than $50,000           4.50%          4.71%                        4.00%
$50,000 to $100,000         4.00           4.17                         3.50
$100,000 to $250,000        3.00           3.09                         2.50
$250,000 to $500,000        2.00           2.04                         1.75
$500,000 to $1,000,000      1.00           1.01                         0.75

$1,000,000 and above        None         See "Net Asset Value Purchases" on the
                                                        next page


    Example: AN INVESTOR CONSIDERS PUTTING $1,000 INTO A FUND'S CLASS A SHARES. BASED ON THE FIRST COLUMN IN THE ABOVE TABLE, THE INVESTOR WOULD SEE THAT 4.50% OF THE $1,000 WOULD PAY FOR A SALES CHARGE. THE CHARGE WOULD BE $45, WHICH IS
4.71 %, OF THE NET INVESTMENT OF $955., AS THE NEXT COLUMN SHOWS. THE DEALER SELLING THE SHARES WOULD BE PAID $40 OF THE $45, WHICH IS 4.00% OF $1,000, AS THE LAST COLUMN SHOWS.
    Here is a summary of information on reduced sales charges for which an investor may be qualified. This summary refers to the data in the above table that cover purchases of $50,000 or more.
    CUMULATIVE  DISCOUNT.  This  allows  current  purchases  to qualify  for the foregoing discounts by including the value of existing Composite Group investments, except for those in Composite Cash Management Company. The discount will be based on the amount of the new purchase plus the current offering price of shares owned at the time of the purchase. Those eligible for a cumulative discount include individuals, traditional family units, or trustees purchasing for single fiduciary accounts.

    LETTER OF INTENT. This discount is for purchases made over an extended period. It provides for a cumulative discount on the same basis as explained in the previous paragraph if the following conditions are met: Purchases of Class A shares must be made within a 13-month period that begins no earlier than 90 days before the submission of a letter of intent from the investor to the Funds. For more information about this discount, please contact the Fund offices or a registered representative.

    REINVESTMENT. Redemption proceeds of Class A shares that were subject to a sales charge when first purchased may be reinvested in Class A shares within 120 days without incurring another initial sales charge.

    NET ASSET VALUE PURCHASES. There is no initial sales charge on Class A purchases of $1 million or more, although a contingent deferred sales charge of 1% will be deducted if such shares are redeemed within 18 months of purchase. The Distributor will pay authorized dealers commissions on such purchases.
    Class A shares may be purchased at net asset value, and in any amount, by officers, directors and employees of the Adviser, its affiliates or companies which have entered into selling agreements with the Distributor. The purchase must be for investment purposes only and may not be resold other than through redemption by the Funds. The Funds may also offer their shares at net asset value to investors who purchase with the redemption proceeds from mutual funds (excluding money market funds), closed-end funds or unit investment trusts; to certain retirement plans; and to brokers, dealers or registered investment advisers who have entered into arrangements with the Distributor providing specifically for the shares to be used in particular investment products made available to their clients for which they may charge a separate fee.

    CONSULT A REGISTERED REPRESENTATIVE OR SEE THE STATEMENT OF ADDITIONAL INFORMATION IF YOU THINK YOU MAY QUALIFY FOR ANY OF THESE PURCHASE PLANS.

    YOU MUST NOTIFY THE FUND WHENEVER A REDUCED SALES CHARGE IS APPLICABLE TO YOUR PURCHASE TO ENSURE RECEIVING THAT REDUCTION.

BUYING CLASS B SHARES

    Class B shares are sold at their NAV per share without an initial sales charge. The entire amount of the purchase is invested in the Fund selected. However, Class B shares have a higher distribution fee than Class A shares for six years. Also, if Class B shares are redeemed within four years of purchase, a contingent deferred sales charge must be paid.
    Those charges and fees help make it possible for the Funds to sell Class B shares without sales charges at the time of purchase.
    The proceeds from any contingent deferred sales charges are paid to the Distributor to defray expenses for providing the Fund with distribution services for Class B shares. Examples of such expenses include compensation to sales people and selected dealers. The Distributor currently expects to pay sales commissions from its own resources to selected dealers for 4.00% of the purchase price of shares sold by those dealers.
    CONTINGENT DEFERRED SALES CHARGE. Class B shares redeemed within four years of purchase are subject to a contingent deferred sales charge according to the following schedule. Shares purchased through reinvestment of dividends or capital gain distributions are not subject to a contingent deferred sales charge.

            YEAR OF           CONTINGENT
            REDEMPTION        DEFERRED
            AFTER PURCHASE    SALES CHARGE
            --------------    ------------

            First...................  4%
            Second..................  3%
            Third...................  2%
            Fourth..................  1%
            Fifth...................  0%
            Sixth...................  0%

    The contingent deferred sales charge is calculated by applying the above percentages to whichever of the following is less:

1)    The NAV of the redeemed shares at the time  they were purchased; or
2)    The NAV of the redeemed shares at the time of redemption.

    This means that no contingent deferred sales charge will be charged on any NAV increases above the initial purchase price. Shares are redeemed in the order that results in the lowest possible rate being charged. In view of that, they will be redeemed in this order:

1)    Shares from reinvested dividends or capital gain distributions
2)    Shares from the earliest purchase

Here is an example:

     AN INVESTOR PURCHASES 100 CLASS B SHARES AT $10 PER SHARE -- FOR A TOTAL COST OF $1,000. IN THE SECOND YEAR AFTER THE PURCHASE, THE NAV HAS RISEN TO $12 PER SHARE, AND THE INVESTOR HAS ACQUIRED 10 MORE SHARES THROUGH DIVIDEND REINVESTMENT.
    AT THAT TIME, THE INVESTOR DECIDES TO MAKE THE FIRST REDEMPTION. THE TRANSACTION INCLUDES 50 SHARES AT $12 PER SHARE -- FOR A TOTAL OF $600.
    THE FIRST 10 SHARES TO BE REDEEMED WILL NOT BE SUBJECT TO ANY CHARGE BECAUSE OF THE 10 SHARES RECEIVED FROM DIVIDEND REINVESTMENT. SEE ITEM 1) JUST ABOVE THIS EXAMPLE.
    AS FOR THE OTHER 40 SHARES, THE CHARGE WILL BE APPLIED ONLY TO THE ORIGINAL COST OF $10 PER SHARE. THE NAV INCREASE OF $2 PER SHARE WILL NOT BE CONSIDERED. AS A RESULT, $400 OF THE REDEMPTION PROCEEDS (40 X $10) WILL BE CHARGED AT A RATE OF 3 %, WHICH IS THE SECOND-YEAR RATE SHOWN IN THE TABLE ABOVE. THE RESULTING SALES CHARGE WILL BE 3% X $400, WHICH WILL BE $12.

    The contingent deferred sales charge may be waived for redemptions of Class B shares under these circumstances:

1) Following the death or disability of a shareholder, as defined in Section 72(m)(7) of the Internal Revenue Code

2) In connection with certain distributions from an IRA or other retirement plan, as described in the Statement of Additional Information

3) According to the Fund's systematic withdrawal plan -- but limited to 12% annually of the value of the Fund account at the time the plan is established

4) As a result of the right of the Fund to liquidate a shareholder's account as described under "How to sell shares"

    REINVESTMENT. You may reinvest in Class B shares within 120 days of redemption and receive reimbursement credited to your account for any contingent deferred sales charge you previously paid. The reinvested shares will be subject to the holding period of the shares which were originally purchased. This holding period determines any contingent deferred sales charges on subsequent redemptions of the reinvested shares or their conversion to Class A shares as described in the following section.
    TO MAKE SURE YOU RECEIVE REIMBURSEMENT FOR THE CONTINGENT DEFERRED SALES CHARGE, YOU MUST NOTIFY THE FUND WITHIN 120 DAYS WHENEVER YOU REINVEST CLASS B SHARES.

    CLASS B CONVERSION FEATURE. Class B shares that remain outstanding for six years will convert to Class A shares of the same Fund. The basis for this will be the relative NAVs of the two classes at the time of conversion.
    Some investors buy shares at several different times and reinvest dividends and capital gains over an extended period. Each time a conversion takes place, a pro-rata portion of Class B shares acquired through the reinvestment of dividends and capital gain distributions also will convert to Class A shares.
    The conversion of Class B shares to Class A shares is subject to the continuing availability of a favorable ruling from the Internal Revenue Service or an opinion of legal counsel that such conversion will not be subject to federal income taxes. There cannot be any assurance that a ruling or opinion will be available. If they should not be available, the conversion of Class B shares to Class A shares would not occur and those shares would continue to be subject to higher expenses than Class A shares for an indefinite period.

DISTRIBUTION OF INCOME AND CAPITAL GAINS

    Each Equity Fund declares income dividends quarterly, generally in March, June, September and December. Any capital gains normally will be paid in December.
    You have four choices regarding what you want to do with income earned on your investment. You can make your choice at the time of your initial purchase or by contacting the Funds' offices or your registered representative. The options include:

    AUTOMATIC REINVESTMENT. Most shareholders elect this procedure. It is automatically effective unless you choose another option. All income dividends and capital gain distributions are reinvested into additional shares of the Fund. Automatic reinvestments generally provide the most capital growth and are not subject to an initial or a contingent deferred sales charge.

     REINVEST DIVIDENDS IN ANOTHER COMPOSITE FUND. Income dividends may be automatically invested in the same class of shares of another Composite fund without incurring an initial or contingent deferred sales charge. These reinvestments are subject to the minimum investment requirements for systematic investment plans of the Composite fund being acquired and to its availability for sale in your state of residence.

    CASH PAYMENT OF INCOME AND REINVESTMENT OF ANY CAPITAL GAINS. With this option, income dividends are deposited to your pre-authorized bank account or paid by check. Any capital gain distributions are reinvested in additional shares of the Fund and are not subject to an initial or contingent deferred sales charge.
    CASH PAYMENT OF ALL DISTRIBUTIONS. Income dividends and capital gain distributions are deposited to your pre-authorized bank account or paid by check.

    REINVESTMENTS OF INCOME DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE MADE AT THE CLOSING NAV PER SHARE ON THE DAY DIVIDENDS OR DISTRIBUTIONS ARE DEDUCTED FROM THE FUND'S ASSETS.

INCOME TAXES ON DIVIDENDS AND CAPITAL GAINS
     You are responsible for federal income tax (and state and local income taxes, if applicable) on dividends and capital gain distributions. This is true whether they are paid in cash or reinvested in additional shares. You will be advised annually as to the tax status of these dividends and distributions.
    Generally, dividends paid by the Funds from interest, dividends, or net short-term capital gains will be taxed as ordinary income. Distributions of net long-term capital gains are taxable as long-term capital gains, regardless of how long you have held your shares. If your shares are in an IRA or other qualified retirement plan, you will not have to pay tax on the reinvested amount until funds are withdrawn.
    Each Fund complies with provisions of the Internal Revenue Code applicable to regulated investment companies and distributes its taxable income accordingly. Because of this, the Funds do not anticipate being subject to federal income or excise taxes on earnings they distribute to shareholders.
    Because of tax law requirements, you must provide the Funds an accurate and certified Social Security number or taxpayer identification number to avoid the 31 % "backup" withholding tax.

EXCHANGES FOR OTHER COMPOSITE FUNDS

     You may exchange shares of any Composite fund for the same class of shares of any other Composite fund. In addition to the Funds described in this Prospectus, there are Composite funds that invest in other types of securities, including: income-generating securities, tax-exempt bonds, U.S. government securities, and money market instruments.
    Contact your registered representative or the Fund offices to request a prospectus for the Composite funds that interest you.

     The exchange will be made at the prevailing NAV of the shares being exchanged. No additional sales charge will be incurred when exchanging shares purchased with a sales charge. Any contingent deferred sales charge will be based on the schedule applicable to the original purchase.
    All exchanges are subject to the minimum investment requirements of the Composite fund being acquired and to its availability for sale in your state of residence. You may arrange for automatic monthly exchanges which are subject to the minimum investments allowed for systematic investment plans of the acquired fund. The Funds reserve the right to refuse any order for the purchase of shares, including those by exchange. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to a Fund and, consequently, may be disallowed.

HOW TO SELL SHARES
     You may redeem shares at any time. The price paid per share will be the next NAV per share that is calculated. The NAVs are determined at the end of each business day of the New York Stock Exchange or at 1:00 p.m. Pacific time, whichever is earlier.

     Contingent deferred sales charges, if applicable, will be deducted upon redemption. (See the table on Page 15 for the sales charge schedule.)

    TELEPHONE. You may authorize telephone transactions when you sign your Fund account application. Or you may choose at that time not to allow such transactions.
    Provided you have pre-authorized these transactions, you may redeem or exchange shares by telephoning 1-800-543-8072. You may also request these transactions through your registered representative. Proceeds may be directed to a pre-authorized bank or broker account or to the address of record for the account. Exchanges also may be made by telephone. (See the previous section for more information.)
    It may be difficult to reach the Fund offices by telephone during periods of unusual economic or market activity. Please be persistent if this occurs. The Transfer Agent is committed to extending its availability beyond regular 7 a.m. to 6 p.m. (Pacific time) customer service hours during such periods. Calls requesting telephone redemption or exchanges during periods of unusual market activity that are received after business hours will be recorded and returned in the order they were received.
    For protection, all telephone instructions are verified. This is done by requesting personal shareholder information, providing written confirmations of each telephone transaction, and recording telephone instructions. To initiate telephone transactions of more than $25,000, the Transfer Agent may require a Letter of Authorization, other documents, or authorization from your broker. If reasonable procedures are used, neither the Transfer Agent nor the Funds will be liable for following telephone instructions which they reasonably believe to be genuine. Shareholders assume the risk of any losses in such cases. However, the Transfer Agent or the Funds may be liable for any losses because of unauthorized or fraudulent telephone instructions if reasonable procedures are not followed.
    WRITTEN REQUEST. Redemptions also may be requested by writing the Fund offices. Written requests may require a signature guarantee, as discussed below, and the return of any outstanding stock certificates. Changes in preauthorized redemption instructions or your account registration also require signature guarantees. For your protection, the signature(s) must be guaranteed by an officer of a U.S. bank belonging to the Federal Reserve System, a member of the Stock Transfer Association Medallion Program, or a member of the National Association of Securities Dealers.
    PROMPT PAYMENT. Payment normally will be made on the next business day after the transaction, but no later than seven days after. However, if you recently purchased Fund shares by check, redemption proceeds may be delayed until the Fund verifies collection of that check. Generally, this occurs within 14 days. Redemption proceeds will be sent by check or Automatic Clearing House transfer to your bank account without charge. Wire redemption proceeds may be subject to a $10 fee. The receiving bank also may charge a fee.

    SYSTEMATIC WITHDRAWAL PLAN. Shareholders may choose to receive specific cash withdrawals on a periodic basis. A $5,000 minimum balance is required to establish a systematic withdrawal plan in a Fund account. Shares of the Fund will be redeemed to provide the requested payment. Naturally, withdrawals that continually exceed dividend income and capital gains will eventually exhaust the account. Class B shareholders may use a systematic withdrawal plan to redeem up to 12% of the beginning balance annually without incurring a contingent deferred sales charge. The beginning balance is the Fund account balance at the time the plan is established.

    OTHER CONSIDERATIONS. It is costly to maintain small accounts. Because of this, an account may be closed after 90 days advance, written notice if the total account value falls below $700 ($500 in IRAs) when any transfer or redemption is made. Shares will be redeemed at the share price calculated on the day the account is closed. To prevent an account closure, investors may increase holdings to a minimum of $700 during the 90-day grace period.

IRAS AND OTHER TAX-SHELTERED RETIREMENT PLANS
    Shares in the Funds are particularly appropriate for many retirement plans, including IRAs. Although there are some restrictions on the deductibility of contributions, earnings compound on a tax-deferred basis until withdrawn.
     From time to time, Murphey Favre, or its affiliates, may offer " IRA bonuses" on IRA rollovers and transfers to IRA accounts maintained by them. The Funds do not pay any portion of these bonuses. If offered, IRA bonuses would be credited at a uniform rate based on the value of the rollover or transfer.The products purchased through these rollovers and transfers may include the Composite Group of Funds. This payment may be considered a reduction in the sales charge on purchases.
    Information about IRAs and other qualified retirement plans is available from the Fund offices or your registered representative.

PERFORMANCE INFORMATION
    While past results are not necessarily indicative of future performance, history provides a basis for comparisons of mutual fund investment strategies and their execution. Among the factors that influence the Equity Funds' performance are the type and quality of investments, operating expenses, and the net amount of new money coming into the Funds.

  Pertinent information follows:

    AVERAGE ANNUAL TOTAL RETURN. "Average annual total return" shows the change in value of an investment in a Fund over a stated period as a steady compound rate of return. The calculation assumes reinvestment of dividends and capital gain distributions and payment of the maximum initial sales charge for Class A shares or the applicable contingent deferred sales charge for Class B shares.
    NON-STANDARDIZED TOTAL RETURNS. These "non-standardized total returns" differ from average annual total returns for the following reasons: First, they relate to non-standard periods; second, they represent cumulative (rather than average) total return over a period longer than a year; and/or third, sales charges are not deducted.
    OTHER INFORMATION. Each Fund will include performance data for both Class A and B shares in any advertisement or promotional material presenting performance data of that Fund.

    Management has included a discussion of the Funds' performance in their annual report, which is available upon request and without charge by calling the Fund offices.

    The Funds may quote performance results from recognized services and publications that monitor the performance of mutual funds. Included, too, may be comparisons of their performance with various published, historical indices.
    OF COURSE, THE FUNDS' PERFORMANCE IS NOT FIXED NOR IS THE PRINCIPAL GUARANTEED. ASSET VALUES MAY FLUCTUATE DAILY SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. ANNUALIZATION OF RATES SHOULD NOT BE INTERPRETED AS AN INDICATION OF A FUNDS' ACTUAL PERFORMANCE IN THE FUTURE.

REPORTS TO SHAREHOLDERS
    Shareholders receive semiannual and annual reports. The financial statements in the annual reports are audited by independent accountants.
    Shareholders whose accounts are directly with the Funds receive statements at least quarterly. These statements show transactions in their accounts, the total number of shares owned, and any dividends or distributions paid. Shareholders also receive confirmation soon after each transaction except for dividend reinvestments, systematic investment program purchases, and systematic withdrawal plan redemptions.

WE'RE HERE TO HELP YOU

    Any inquiries you may have about these Funds or your account should be directed to the Funds at the address or telephone number on the front page and back cover of this Prospectus. We will be glad to answer your questions.


                    For further information, please contact:
--------------------------------------------------------------------------------
                                  FUND OFFICES
                         601 W. Main Avenue, Suite 801
                             Spokane, WA 99201-0613
                             Phone: (509) 353-3550
                                 1-800-543-8072
--------------------------------------------------------------------------------
                                    ADVISER
                      Composite Research & Management Co.
                         1201 Third Avenue, Suite 1220
                            Seattle, WA 98 10-1-3015

                                  DISTRIBUTOR
                              Murphey Favre, Inc.
                          1201 Third Avenue, Suite 780
                                Seattle,WA 98101

                                   CUSTODIAN
                       Investors Fiduciary Trust Company
                               127 W. 1Oth Street
                           Kansas City, MO 64105-1716

                         INDEPENDENT PUBLIC ACCOUNTANTS
                               LeMaster & Daniels
                       601 W. Riverside Avenue, Suite 800
                             Spokane, WA 99201-0614

                                    COUNSEL
                    Paine, Hamblen, Coffin, Brooke & Miller
                       717 W. Sprague Avenue, Suite 1200
                             Spokane, WA 99204-0464

                               BOARD OF DIRECTORS
                           Leland J. Sahlin, Chairman
                             Wayne L. Attwood, M.D.
                                Kristianne Blake
                                Anne V. Farrell
                              Edwin J. McWilliams
                               Michael K. Murphy
                               William G. Papesh
                                   Jay Rockey
                               Richard C. Yancey

                             (Recycled paper logo)

                                                                    STATEMENT OF
                                                                      ADDITIONAL
                                                                     INFORMATION

                                                                JANUARY 15, 1996


                             COMPOSITE EQUITY FUNDS
                               601 W. Main Avenue
                                   Suite 801
                             Spokane, WA 99201-0613
                            Telephone: 509-353-3550
                            Toll free: 800-543-8072

COMPOSITE BOND & STOCK FUND, INC. ("Bond & Stock") designed to provide both income and long-term growth. The Fund has three objectives: (1) continuity of income; (2) conservation of principal; and (3) long-term growth of both income and principal. On behalf of these objectives, the Fund invests in bonds, preferred stocks, common stocks, and convertible bonds.

COMPOSITE NORTHWEST FUND, INC. ("Northwest") is designed to provide long-term growth of capital by investing in common stocks selected from companies doing business or located in the Northwest (Alaska, Idaho, Montana, Oregon, and Washington).

COMPOSITE GROWTH & INCOME FUND ("Growth & Income"), is designed to provide growth through careful investing in a diversified pool of common stocks and other securities. The Fund's objective is long-term capital growth, with current income a secondary consideration.

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. IT SHOULD BE READ IN CONJUNCTION WITH THE FUNDS' PROSPECTUS DATED JANUARY 15, 1996, WHICH CAN BE OBTAINED WITHOUT CHARGE BY CONTACTING THE FUNDS AT THE ABOVE ADDRESS.

                               TABLE OF CONTENTS
                                  Page                                     Page
The Funds and Their Management    2-8           Investment Practices      17-20
Distribution Services             8-10          Investment Restrictions   20-21
How Shares Are Valued             10            Performance Information   21-23
How Shares Can Be Purchased      11-13          Brokerage Allocations &
Redemption of Shares              13             Portfolio Transactions   23-24
Exchange Privilege               14-15          General Information       24-25
Services Provided by the Funds    15            Financial Statements and
Tax-Sheltered Retirement Plans   15-16           Reports                   25
Dividends, Capital Gain                         Appendix A                 26
  Distributions and Taxes        16-17          Appendix B                27-29

THE FUNDS AND THEIR MANAGEMENT
THE INVESTMENT ADVISER

As discussed under "Who We Are" in the prospectus, the Funds are managed and investment decisions are made under the supervision of Composite Research & Management Co. (the "Adviser"). Decisions to buy, sell, or hold a particular security are made by an investment team of the Adviser, approved by an investment committee of the Adviser, and subject to the control and final direction of each Fund's Board of Directors.

Composite Research & Management Co. is Adviser for the eight investment companies (currently 12 separate portfolios) in the "Composite Group," namely:
Composite Bond & Stock Fund, Inc.; Composite Equity Series, Inc.; Composite Income Fund, Inc.; Composite Tax-Exempt Bond Fund, Inc.; Composite Cash
Management Company; Composite U.S. Government Securities, Inc.; Composite Northwest Fund, Inc.; and Composite Deferred Series, Inc. The Adviser also provides investment advice to institutional clients.

INVESTMENT MANAGEMENT SERVICES

Management fees and services performed by the Adviser are discussed under "The Cost of Good Management" in the prospectus. The present management agreements (the "Agreements") with the Adviser to furnish suitable office space, research, statistical and investment management services to each Fund were approved by shareholders. These Agreements continue in effect from year-to-year provided their continuation is specifically approved at least annually by each Fund's Board of Directors (including a majority of the directors who are not parties to the Agreements) by votes cast in person at a meeting called for the purpose of such approval; or by vote of a majority of the outstanding shares of each Fund. The Agreements can be terminated by either party on sixty (60) days' notice, without penalty, and each provides for automatic termination upon its assignment.

Under the provisions of the Investment Company Act of 1940 and as used elsewhere in the prospectus and this statement of additional information, the phrase "vote of the majority of the outstanding shares of the Fund" means the vote at any meeting of shareholders of (a) 67% or more of the shares outstanding or represented by proxy at such meeting, if the shareholders of more than 50% of the outstanding shares are present or represented by proxy; or (b) more than 50% of the outstanding shares, whichever is less.

BOND & STOCK AND GROWTH & INCOME

In payment for its services, the Adviser receives a monthly fee equal to .625% per annum computed on the average daily net assets of each Fund; should average daily net assets exceed $250 million, the fee will decrease to .50% of such assets. Bond & Stock paid fees of $1,230,409, $1,224,676 and $860,990 for the fiscal years ended October 31, 1995, 1994 and 1993, respectively. Growth & Income paid fees of $738,064, $ 611,877, and $568,231, respectively, to the Adviser during the fiscal years ended October 31, 1995, 1994, and 1993.

NORTHWEST

In payment for its services, the Adviser receives a monthly fee equal to .625% per annum computed on the average daily net assets to $500 million. If average daily net assets exceed $500 million, the fee will be reduced to an annual rate of .50% on such assets, and to .375% on average daily net assets in excess of $1 billion. Fees paid to the Adviser, before expense reimbursements, during the fiscal years ended October 31, 1995, 1994, and 1993 amounted to $973,877, $1,014,963, and $1,095,371, respectively. The Adviser has agreed that should the expenses of the Fund (excluding taxes, interest, portfolio brokerage and the
 .75% Class B share distribution fee) exceed in any fiscal year 1.50% of the average net assets of the Fund up to $30 million and 1% of average net assets over $30 million it will reimburse the Fund for such excess.

The Agreements provide that the advisory fees paid to the Adviser by each Fund will be based solely on the individual assets of that Fund. Under the terms of the Agreements, each Fund is required to pay fees of directors not employed by the Adviser or its affiliates; custodian expenses; brokerage; taxes; auditing and legal expenses; costs of issue, transfer, registration or redemption of shares for sale; costs relating to disbursement of dividends, corporate meetings, corporate reports, and the maintenance of its corporate existence.

Investment decisions for each Fund are made independently of those for other funds in the Composite Group. However, the Adviser may determine that the same security is suitable for more than one of the funds. If more than one of the funds is simultaneously engaged in the purchase or sale of the same security, the transactions are allocated as to price and amount in accordance with a formula considered to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the funds are concerned. In other cases, however, it is believed that the ability to participate in volume transactions may provide better executions for each Fund. It is the opinion of each Fund's Board of Directors that these advantages, when combined with the personnel and facilities of the Adviser's organization, outweigh possible disadvantages which may exist from exposure to simultaneous transactions.

The Funds have adopted a code of ethics which is intended to prevent access persons from conducting personal securities transactions which interfere with Fund portfolio transactions or otherwise take unfair advantage of their relationship to the Funds. In general, the personal securities transactions of individuals with access to information regarding Fund portfolio transactions must be pre-cleared by the Adviser's Compliance Officer and must not occur when similar transactions are contemplated by a Fund.

GLASS-STEAGALL

The Glass-Steagall Act, among other things, generally prohibits member banks of the Federal Reserve System from engaging to any extent in the business of issuing, underwriting, selling or distributing securities and generally prohibits management interlocks and affiliations between member banks and companies engaged in certain activities. In a Statement of Policy dated September 1, 1982, the Federal Deposit Insurance Corporation concluded that the investment restrictions of the Glass-Steagall Act do not apply to banks or their affiliates if the banks are not members of the Federal Reserve System. Washington Mutual Bank is not a member bank. The Adviser has advised the Funds that, in its view, the Glass-Steagall Act does not prohibit the activities of the Adviser and that it may perform the services for the Funds contemplated by the Investment Management Agreements without violation of the Glass-Steagall Act or other applicable banking laws or regulations.

DIRECTORS AND OFFICERS OF THE FUNDS

Each Fund's Board of Directors is elected by its shareholders. Interim vacancies may be filled by the current directors so long as at least two-thirds were previously elected by shareholders. The Boards have responsibility for the overall management of the Funds, including general supervision and review of their investment activities. The directors, in turn, elect the officers of the Funds who are responsible for administering the day-to-day operations. All of the Funds' directors and officers hold identical positions with each of the funds in the Composite Group. Directors and officers of the Funds and their business experience for the past five years are set forth below. Unless otherwise noted, the address of each officer is 601 W. Main Avenue, Suite 801, Spokane, Washington 99201-0613.

WAYNE L. ATTWOOD, MD
  Director
  3 E. 40th
  Spokane, Washington  99203

Dr. Attwood is a retired doctor of internal medicine and gastroenterology in Spokane, Washington.

KRISTIANNE BLAKE
  Director
  705 W. 7th, Suite D
  Spokane, Washington 99204

Mrs. Blake is president of Kristianne Gates Blake, PS, an accounting services firm specializing in personal financial planning and tax planning.

*ANNE V. FARRELL
  Director
  425 Pike Street, Suite 510
  Seattle, Washington  98101

Mrs. Farrell is president & CEO of The Seattle Foundation ( a charitable foundation). In addition, she serves as a director of Washington Mutual, Inc.

EDWIN J. McWILLIAMS
  Director
  1717 S. Upper Terrace Road
  Spokane, Washington  99203

Mr. McWilliams is former president of both Fidelity Service Corporation (a mortgage servicing subsidiary of Sterling Savings Association) and Fidelity Mutual Savings Bank.

* MICHAEL K. MURPHY
   Director
   PO BOX 3366
   Spokane, Washington  99220-3366

Mr. Murphy is Chairman and CEO of CPM Development Corporation (a holding company which includes Central Pre-Mix Concrete Company). In addition, he serves as a director of Washington Mutual, Inc.

*WILLIAM G. PAPESH
  President and Director

Mr. Papesh is president and a director of the Adviser and Transfer Agent, and a director and executive vice president of the Distributor.

JAY ROCKEY
  Director
  2121 - Fifth Avenue
  Seattle, Washington  98121

Mr. Rockey is Chairman and CEO of The Rockey Company (a regional public relations firm).

*LELAND J. SAHLIN
  Chairman and Director

Mr. Sahlin is a senior vice president of the Adviser, and served as president of each of the Funds from 1972 to 1989; of the Distributor from 1972 to 1987; and of the Adviser from 1972 to 1988.

RICHARD C. YANCEY
  Director
  535 Madison Avenue
  New York, New York 10022

Mr. Yancey is senior advisor to Dillon Read & Co., Inc. (a registered broker-dealer and investment banking firm), New York, New York.

*These directors are "interested persons" of the Funds as that term is defined in the Investment Company Act of 1940 because they are affiliated persons of the Funds, their Adviser, or Distributor.

GENE G. BRANSON
  Vice President
  Suite 780
  1201 Third Avenue
  Seattle, Washington  98101

Mr. Branson is a senior vice president and director of the Distributor and Transfer Agent and a vice president and director of the Adviser.

MONTE D. CALVIN, CPA
  Vice President and Treasurer

Mr. Calvin is executive vice president of the Transfer Agent and serves as chief financial officer of the Funds.

CASSIE L. FOWLER, CPA
  Assistant Secretary

Ms. Fowler is an employee of the Transfer Agent.

KERRY K. KILLINGER
  Executive Vice President
  Suite 1501
  1201 Third Avenue
  Seattle, Washington 98101

Mr. Killinger is president, chairman of the board, and chief executive officer of Washington Mutual, Inc. and a director of the Adviser, Distributor, and Transfer Agent.

JEFFREY L. LUNZER, CPA
  Assistant Treasurer

Mr. Lunzer is vice president of the Transfer Agent.

CONNIE M. LYONS
  Assistant Secretary

Ms. Lyons is an employee of the Transfer Agent.

DOUGLAS D. SPRINGER
  Vice President
  Suite 780
  1201 Third Avenue
  Seattle, Washington  98101

Mr. Springer is president and a director of the Distributor and a director of the Adviser and the Transfer Agent.

JOHN T. WEST, CPA
  Secretary

Mr. West is vice president of the Transfer Agent.

The Funds paid no remuneration to any of its officers, including Mr. Papesh and Mr. Sahlin, during the fiscal year ended October 31, 1995. The Funds and other Funds within the Composite Group paid directors' fees and reimbursed expenses, during the fiscal year ended October 31, 1995, in the amounts indicated below:

                       BOND &       GROWTH &                          TOTAL
DIRECTOR               STOCK        INCOME       NORTHWEST          COMPLEX (1)
--------              -------       --------     ---------          -----------
Wayne L. Attwood, MD  $1,333        $1,333         $1,333            $16,000

Kristianne Blake         608           608            608              7,300

Edwin J. McWilliams    1,208         1,208          1,208             14,500

Jay Rockey (2)         1,177         1,177          1,177             14,125

Richard C. Yancey      1,208         1,208          1,208             14,500

(1) Each of the directors serve in the same capacity with each Fund within the Composite Group (eight companies) comprising 12 individual investment portfolios.
(2) Mr. Rockey is Chairman and CEO of the Rockey Company, a public relations firm which has received revenue from the Funds and Washington Mutual, Inc., parent company of the Adviser and Distributor, during the 1995 fiscal year.


As of December 15, 1995, officers, directors and their immediate families as a group owned of record and beneficially less than 1% of the outstanding shares of each Fund. On that date no person owned of record or beneficially more than 5% percent of the outstanding voting securities in any of the three funds.

Wayne L. Attwood, MD, Kristianne Blake, *Anne V. Farrell and *Michael K. Murphy serve as members of the Boards' audit committee. The committee meets periodically with each Fund's independent accountants and officers to review accounting principles used by each Fund and the adequacy of the Fund's internal controls.

The investment committee performs interim functions for the Board of Directors of each Fund including dividend declaration and portfolio pricing matters. Members are *Anne V. Farrell, *Michael K. Murphy, and Richard C. Yancey.

Responsibilities of the Boards' nominating committee include preparing for and recommending replacements for any vacancies in directors' positions, and initial review of policy issues regarding the size, composition, and compensation of the Boards. Members of the nominating committee are Kristianne Blake, Edwin J. McWilliams and Jay Rockey.

The Boards' distribution committee is responsible for reviewing distribution activities and 12b-1 expenditures to determine that there is a reasonable likelihood the 12b-1 plan will benefit each Fund and its shareholders. The committee meets at least annually and is responsible for making recommendations to the board regarding renewal or changes to the distribution plan. Committee members are Wayne L. Attwood, M.D., Edwin J. McWilliams, Jay Rockey , and Richard C. Yancey.

*These directors are considered "interested persons" of the Funds as that term is defined in the Investment Company Act of 1940, because they are either affiliated persons of the Funds, their Adviser, or Distributor.

DISTRIBUTION SERVICES

12b-1 PLAN

As discussed in the prospectus under "The Cost of Good Management," the directors of each Fund have approved a plan for both classes of shares (the "Plans") pursuant to Rule 12b-1 under the Investment Company Act of 1940 which provides that investment companies may pay distribution expenses, directly or indirectly, according to a plan adopted by each Fund's Board of Directors.

Under each Fund's Plan, the Fund may reimburse Murphey Favre, Inc. (the "Distributor") for Class A distribution expenses, including the cost of printing and distributing prospectuses, statements of additional information and other promotional and sales literature, compensation to registered representatives for their services, and reimbursement to the Distributor for the direct and indirect cost of furnishing services of its personnel to assist in the entire distribution process but excluding general and administrative expenses.

The maximum annual reimbursement allowed by the Plans and authorized by directors for such Class A distribution expenses may not exceed .25% of the average daily net assets attributable to Class A shares. Funds in the Composite Group may benefit from expenditures made for distribution activities for another Composite fund. Bond & Stock, Growth & Income and Northwest -reimbursed the Distributor in the amounts of $356,379, $203,566, and $279,851, respectively, for distribution expenses incurred on behalf of Class A shares during fiscal 1995. Of this amount, $176,642, $101,057, and $159,513 was paid on behalf of Bond & Stock, Growth & Income and Northwest to registered representatives of the Distributor and to selected dealers for their shareholder servicing activities; $7,836, $4,599, and $6,133, respectively, was paid for printing; and $156,743, $105,861, and $84,783, respectively, was paid for other advertising expenses.

During fiscal years 1994 and 1993, Bond & Stock reimbursed the Distributor $424,414 and $325,132, respectively; Growth & Income reimbursed the Distributor 210,854$ and $238,029, respectively; and Northwest reimbursed the Distributor $348,103 and $637,0948, respectively for distribution expenses related to Class A shares.

Under the Plans, the Funds compensate the Distributor with a distribution fee at an annual rate of .75% of the Fund's average daily net assets attributable to Class B shares and a service fee at an annual rate of .25% of such assets. During the fiscal year ended October 31, 1995, and the period from March 30, 1994 (commencement of public offering) to October 31, 1994, Bond & Stock compensated the Distributor in the amounts of $46,435 and $12,266, respectively; Growth & Income compensated the Distributor $49,988 and $4,490, respectively; and Northwest compensated the Distributor $49,126 and $8,536, respectively, for distribution expenses related to Class B shares.

Dealers receive an amount equal to an annual rate of .25% of total net assets of all accounts, of either class, serviced by their representatives.

Under the Plans, each Fund will report at least quarterly to its Board of Directors the amounts and purposes of all distribution expense payments. During the continuance of the Plan, as required by Rule 12b-1, the selection and nomination of the disinterested directors of each Fund will be at the discretion of the disinterested directors then in office.

Each Plan has been approved unanimously by the directors of each Fund including a majority of the independent directors who have no direct or indirect interest in the Plan and by the Distributor. Each Plan will remain in effect for one year, may be terminated at any time by a vote of a majority of the disinterested directors or by a vote of a majority of the outstanding voting securities of the applicable Fund, and may be renewed from year to year thereafter, only if approved by a vote of independent directors. In approving the Plan and submitting it to shareholders, directors of the Fund determined, in the exercise of their business judgment and in light of their fiduciary duties as directors, that there is a reasonable likelihood that each Plan will benefit its respective Fund and its shareholders. All material amendments to each Plan must be approved by a vote of each Fund's Board of Directors including disinterested directors, and by shareholders.

DISTRIBUTOR

The Distributor purchases shares of each Fund's capital stock in a continuous offering to fill orders placed with it by investors and investment dealers. It pays net asset value and resells shares in accordance with terms of the Distribution Contracts with each Fund. The Distributor acts in a similar capacity for all other funds in the Composite Group.

During the 1995, 1994, and 1993 fiscal years, the Distributor received $471,479, $1,143,940, and $2,193,309, respectively, for the sale of Bond & Stock Class A shares. The Distributor retained $471,445, $1,140,938, and $2,191,438, respectively, for the same time periods, with the balance paid to dealers for their sales of Bond & Stock Class A shares.

During the 1995, 1994, 1993, and 1992 fiscal years, the Distributor received $384,766, $214,750, and $369,154, respectively for the sale of Growth & Income Class A shares. The Distributor retained $ , $214,340,; and $368,679, respectively, for the same time periods, with the balance paid to dealers for their sales of Growth Class A shares.

During the fiscal years 1995, 1994, and 1993, the Distributor received $348,729, $443,701, and $1,156,713, respectively, for the sale of Northwest Class A shares. The Distributor retained $337,189, $386,198, and $963,811, respectively, for the same time periods, with the balance paid to dealers for their sales of Northwest Class A shares.

The Distributor has not received any earnings or profits from the redemption of Class A shares. During the fiscal year ended October 31, 1995, the Distributor received contingent deferred sales charge payments of $7,413, $8,989, and $11,237 upon redemption of Class B shares of Bond & Stock, Growth & Income, and Northwest, respectively. No brokerage fees were paid by the Funds to the Distributor during the year, but it may act as a broker on portfolio purchases and sales should it become a member of a securities exchange.

The Funds bear the cost of registering their shares with federal and state securities commissions and printing copies of prospectuses and statements of additional information used for its shareholders. The Distributor pays for information intended for potential shareholders but may be reimbursed by the Funds under the Distribution Plan for such expenses applicable to Class A shares.

TRANSFER AGENT

Murphey Favre Securities Services, Inc. (the "Transfer Agent") furnishes necessary personnel and other transfer agent services required by each Fund. The Shareholders Service Contract for each Fund was originally approved by shareholders.

During the 1995, 1994, and 1993 fiscal years, Bond & Stock paid $194,112, $187,827, and $146,585, respectively, for these services. During fiscal years 1995, 1994, and 1993, Growth & Income paid $142,648, $ 110,980, and $110,753, respectively. Northwest paid $292,144, $284,597, and $307,539, respectively, for these services.

At the date of this Statement of Additional Information, the monthly shareholder servicing fee was $1.35 per Class A account and $1.45 per Class B account in each Fund. All requests for transfer of shares should be directed to the Funds or to the Transfer Agent.

HOW SHARES ARE VALUED

Investment securities are stated on the basis of valuations provided by an independent pricing service, approved by each Fund's Board of Directors, which uses information with respect to valuations based upon transactions of a security, quotations from dealers, market transactions in comparable securities, and various relationships between securities, in determining value. Investment securities not currently quoted as described above will be priced at fair value as determined in good faith in a manner prescribed by the Boards of Directors.

HOW SHARES CAN BE PURCHASED

Information concerning the purchase of shares is discussed under "How to Buy Shares" in the prospectus. Shares of each Fund are sold in a continuous offering and may be purchased from the Distributor or a designated dealer at the public offering price, which is the net asset value per share next determined after receipt of a purchase order in Spokane, plus, in the case of Class A shares, an initial sales charge which is a percentage of the public offering price and varies as shown in the prospectus. Class B shares are sold without an initial sales charge but are subject to higher ongoing distribution expenses and may be subject to a contingent deferred sales charge if redeemed within four years of purchase. Each Fund receives the entire net asset value of all of its shares sold. The Distributor or designated dealer retains their appropriate portion of the initial sales charge. The Distributor pays sales commissions to dealers from its own resources for Class B sales and retains contingent deferred sales charge payments. (See Appendix A for a specimen price-make-up sheet.)

There is no initial sales charge on Class A purchases in excess of $1 million or more, although a contingent deferred sales charge of 1% will be deducted if such shares are redeemed within 18 months of purchase. The Distributor will pay authorized dealers commissions of 1% on such purchases. The Class A contingent deferred sales charge is calculated by applying 1% to the lesser of the NAV of redeemed shares at the time of purchase or their NAV at the time of redemption. Shares purchased through the reinvestment of dividends or capital gains are not subject to a contingent deferred sales charge. Contingent deferred sales charge waivers are explained in the following section titled "Redemption of Shares."

Shareholders who have redeemed Class A shares initially subject to a sales charge may reinvest their redemption proceeds in Class A shares of any Composite Group fund at net asset value provided that reinvestment is effected within 120 days of the redemption. Contingent Deferred Sales Charges assessed may be reimbursed as they relate to the reinvestment of redemption proceeds in Class B shares within 120 days. The shareholder is responsible for notifying the Transfer Agent of such reinvestments. If a loss is realized on the redemption of Fund shares, the reinvestment may be subject to the "wash sale" rule, resulting in a disallowance of such loss for federal income tax purposes.

The minimum initial investment for each Fund is $1,000 ($500 in IRA accounts), and additional investments should be at least $50 (unless the transaction is via systematic investment programs where minimum initial investments must be at least $50 and additional monthly investments must be at least $50). Investments made by an agent or fiduciary (such as a bank trust department, investment adviser, broker, or employee benefit or retirement plan), pursuant to a periodic investment plan, may have the minimum purchase requirements on initial and subsequent investments waived.

Class A shares may be sold at net asset value and in any amount to current and retired directors, officers and employees of Washington Mutual, Inc., its affiliates (including the Adviser, the Distributor, and the Transfer Agent, and their children, grandchildren, and parents), as well as to any trust, pension, profit-sharing or other benefit plan for such persons. The foregoing privilege is also extended to directors, officers and employees of other companies which enter into selling arrangements with the Distributor. Such shares are sold for investment purposes and on the condition that they will not be resold except through redemption by the Fund.

Each Fund may also issue Class A shares at net asset value in connection with the acquisition of assets, merger or consolidation with, another investment company, or to shareholders in connection with reinvestment of income dividends and capital gain distributions. Qualified employee benefit plans which have more than 10 participants or which have more than $25,000 invested in those Composite funds offered with an initial or contingent deferred sales charge are also entitled to buy without a sales charge. Individual retirement accounts such as IRAs or SEP IRAs are not eligible for this privilege. In addition, shareholders of mutual funds (other than money market funds), closed-end funds or unit investment trusts may redeem those shares and use their sale proceeds to purchase Class A shares of a Composite fund at net asset value provided the proceeds are reinvested within 90 days of such sale and proof of the sale is provided.

The Distributor may enter into arrangements with brokers, dealers or registered investment advisers to sell Class A shares at net asset value for use in particular investment products made available to their clients. The other parties may charge their clients a fee for these products.

PURCHASE PLANS

CUMULATIVE DISCOUNTS: The initial sales charges on Class A shares are applicable to purchases made at one time by a "purchaser" who may be one of the following: an individual or an individual, his spouse or children under age 21; a trustee or other fiduciary of a single trust estate or single fiduciary account; an organization exempt from federal income tax under Section 501(c)(3) or (13) of the Internal Revenue Code; a pension, profit-sharing or other employee benefit plan qualified or non-qualified under Section 401 of the Internal Revenue Code or; any other organized group of persons whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company at a discount. In order to qualify for a lower sales charge, all orders from an organized group will have to be identified as originating from a qualifying "purchaser." Upon such notification, the investor will receive the lowest applicable sales charge. Discounts may be modified or terminated at anytime.

Each Fund's Class A shares may also be purchased at the reduced sales charge based on shares currently owned by the investor (excluding Composite Cash Management Company Class A shares, unless exchanged from another fund). The sales charge reduction is determined by adding the value of all Composite Group Class A shares (at maximum offering price) and Class B shares (at net asset value) to the amount of the Fund's shares being purchased.

LETTER OF INTENT: This Letter provides for a price adjustment depending upon the actual amount purchased within a 13-month period. If total investments under the Letter exceed the intended amount and thereby qualify for a lower initial sales charge, a retroactive price adjustment is made and the difference is used to purchase additional shares. A shareholder may include the value of all of their Class A shares (at maximum offering price) and Class B shares (at net asset value) held in the Composite Group (excluding Composite Cash Management Company, unless exchanged from another fund) that were held on the effective date of the Letter of Intent as an "accumulation credit" toward completion of the Letter.

The Letter of Intent, which imposes no obligation to purchase or sell additional shares, provides that 5% of the amount of the intended purchase will be held in escrow (in the form of shares) pending completion of the Letter.

CERTIFICATES

Ordinarily certificates for shares purchased will not be issued unless requested by the investor. There is no charge for such issuance.

REDEMPTION OF SHARES

When the Fund or Transfer Agent receives: 1) a written request in proper form, for redemption of shares; and 2) the return of any issued certificates for shares being redeemed, a check for payment of shares will normally be sent the next business day, and no later than seven business days, except as indicated below. If the account is pre-authorized for telephone transfer, payment may be made to a designated bank account or broker, providing such accounts are identically registered. Telephone redemptions may also be directed to the shareholder's address of record. No wire fee will be charged for transfers to Washington Mutual Bank or Seafirst Bank. There is a $10.00 transmittal wire fee (which is subject to change) to wire to all other banks. This fee will be subtracted from the account balance prior to making the transfer. You should be aware that certain banks also charge a receiving wire fee which is beyond the control of the Transfer Agent.

If redemption is requested by a corporation, partnership, trust or fiduciary, written evidence of authority must be submitted before the request will be accepted.

Shares tendered for redemption will be redeemed at the net asset value next determined less the appropriate contingent deferred sales charge as described in the prospectus under "How to Buy Shares." The amount received may be more or less than the cost of the shares, depending on fluctuations in the market value of securities owned by the Fund. If the shares have been purchased recently, this redemption payment may be delayed until the Fund verifies that the instrument used in the purchase (e.g., a check) has been collected and may take up to 14 days.

As discussed in the prospectus, the Class B contingent deferred sales charge may be waived under certain circumstances. The Class A contingent deferred sales charge may be waived under the same conditions. In addition to the specific cases outlined in the prospectus, the charge may be waived for any total or partial redemption in connection with a lump-sum or other distribution from an Individual Retirement Account ("IRA"), a custodial account maintained pursuant to Internal Revenue Code of 1986, as amended ("IRC") section 403 (b) (7), or a qualified pension or profit sharing plan ("Retirement Plans") following retirement or, in the case of an IRA or Keogh Plan or custodial account pursuant to IRC section 403 (b) (7), after attaining age 59 1/2. The charge also may be waived on any redemption which results from a tax-free return of an excess contribution pursuant to section 408 (d) (4) or (5) of the IRC, the return of excess deferral amounts pursuant to IRC section 401 (k) (8) or 402 (g) (2), or from the death or disability of the employee. In sum, the CDSC may be waived on redemptions of shares which constitute Retirement Plan distributions which are permitted to be made without penalty pursuant to the IRC, other than tax-free rollovers or transfers of assets.

EXCHANGE PRIVILEGE

Shareholders may exchange shares of each Fund for the same class of shares in any other fund in the Composite Group. A brief discussion of such privileges is in the prospectus under Exchanges for Other Funds. Exchanges will be made at the respective net asset values in effect on the date of such exchange. Shares previously subject to a sales charge may be exchanged without incurring any additional initial or contingent deferred sales charge. Any gains or losses realized on an exchange should be recognized for federal income tax purposes, as required. This privilege is not an option or right to purchase securities, but is a revocable privilege permitted under the present policies of each of the Funds. The privilege is not available in any state or other jurisdiction where the shares of the Fund into which the transfer is to be made are not qualified for sale, or when the value of the shares presented for exchange is less than the minimum dollar purchase required by the appropriate prospectus. Each Fund reserves the right to terminate or end the privilege of any shareholder who attempts to use the privilege to take advantage of short-term swings in the market.

An investor may exchange some or all of his shares in a Fund for the same class of any of the following in the Composite Group of Funds, namely:

COMPOSITE GROUP OF FUNDS

I. Composite Bond & Stock Fund: primary objective is continuity of income and conservation of capital with long-term growth a secondary objective.

II. Composite Growth & Income Fund: primary objective is long-term growth of principal with current income a secondary objective.

III.Composite Northwest Fund: designed to provide long-term growth of capital by investing in a broadly diversified portfolio of common stocks selected from companies located or doing business in the Northwest.

IV. Composite Income Fund: primary objective is current income with preservation of principal a secondary consideration.

V. Composite U.S. Government Securities: primary objective is to provide a high level of current income, consistent with safety and liquidity, of U.S. government-backed securities.

VI. Composite Tax-Exempt Bond Fund: primary objective is a high level of current income exempt from federal income taxes as is consistent with prudent investment risk and protection of capital. (Not allowed in IRAs)

VII.Composite Cash Management Company, Money Market Portfolio: invests in high grades of money market instruments for maximum current income, while preserving capital and allowing liquidity.

VIII. Composite Cash Management Company, Tax-Exempt Portfolio: invests in high quality, short-term municipal obligations for maximum current income exempt from federal income tax while preserving capital and allowing liquidity.

SERVICES PROVIDED BY THE FUNDS

SYSTEMATIC WITHDRAWAL PLAN

As described in the prospectus, each Fund offers a Systematic Withdrawal Plan. All dividends and distributions on shares owned by shareholders participating in this plan are reinvested in additional shares. Since withdrawal payments represent the proceeds from sales of shares, any gain or loss on such redemptions must be reported for tax purposes. In each case, shares will be redeemed at the close of business on or about the 25th day of each month preceding payment, and payments will be distributed within three business days thereafter.

The Systematic Withdrawal Plan may involve the use of principal and is not a guaranteed annuity. Payments under such a plan do not represent income or a return on investment but instead are made from the redemption of Fund shares. Naturally, withdrawals that continually exceed reinvested dividend income and capital gains will eventually exhaust the account.

Class B shareholders who establish a Systematic Withdrawal Plan may make annual redemptions up to 12% of the value of the account, at the time the plan is established, without paying a contingent deferred sales charge.

A Systematic Withdrawal Plan may be terminated at any time by directing a written request to the applicable Fund or the Transfer Agent. Upon termination, all future dividends and capital gain distributions will continue to be reinvested in additional shares unless a shareholder requests otherwise.

TAX-SHELTERED RETIREMENT PLANS

As described in the prospectus, shares of Bond & Stock, Growth & Income, and Northwest may be purchased as an investment medium for various tax-sheltered retirement plans. The amounts of contributions to such plans are generally limited by the Internal Revenue Code. Each of these plans involve a long-term commitment of assets, and participants may be subject to possible regulatory penalties for excess contributions, premature distributions, excess distributions, or for insufficient distributions after age 70 1/2.

QUALIFIED RETIREMENT PLANS

Self-employed individuals (as sole proprietors or partnerships) or corporations may wish to purchase Fund shares in a retirement plan. Investors may obtain information regarding these plans by contacting a registered representative or the Funds' offices.

INDIVIDUAL RETIREMENT ACCOUNTS (IRAs)

IRA contributions are invested when received. However, individuals establishing a new IRA plan may rescind their plan within seven days. In the event of such termination, their entire purchase price will be refunded by the Distributor provided they notify the Distributor of their desire to rescind the purchase. Termination during the seven-day period through regular redemption rather than through rescission will result in adverse tax consequences. Any losses derived through rescission will be absorbed by the Distributor.

Persons  who  request  information  regarding  IRA plans will be  provided  with
application  forms  and  information   regarding   eligibility  and  permissible
contributions.

IRA CUSTODY AGREEMENT, SERVICE CHARGES AND TAX ASPECTS

Unless participants elect otherwise, any capital gain distributions and income dividends are reinvested on the ex-dividend date in full and fractional shares of the applicable Fund at net asset value.

The IRA plan provides that the Distributor will furnish custodial services either as agent for Washington Mutual Bank or as the named custodian. There are set annual fees for IRA plans per participant unless made under an employer-sponsored plan, in which case the custodial fee is negotiable. If custodial fees are not paid annually by separate check, shares will automatically be liquidated to cover such fees.

IRA BONUSES

"IRA Bonuses" may periodically be credited to IRA accounts for contributions, transfers and/or rollovers. Payments will be made at a uniform rate determined by the Distributor or its affiliates and will be based on the value of the rollovers and/or transfers. "IRA Bonuses" are not paid by the applicable Fund.

DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAXES

Each Fund intends to continue to conduct its business and maintain the necessary diversification of assets and source of income requirements to qualify as a diversified management investment company under the Internal Revenue Code (the "Code"). Each Fund so qualified during the 1995 fiscal year. As a result, under Subchapter M of the Code, each Fund is accorded conduit or "pass through" treatment for federal income tax purposes during each year in which it distributes to its shareholders 90% or more of its gross income from dividends, interest and gains from the sale or other disposition of securities, and in which it derives less than 30% of its gross income from gains (without deduction for losses) from the sale or other disposition of securities held for less than three months. In addition, if each Fund distributes 98% of its ordinary income and capital gain net income for each calendar year, it will not be subject to excise tax on undistributed income. Each Fund intends to distribute such amounts as necessary to avoid federal income and excise taxes.

A portion of dividends paid by Bond & Stock, Growth & Income, or Northwest from net investment income will generally qualify for the 70% dividends received deduction for corporate shareholders. The qualifying portion is based on the aggregate amount of that income derived by the Fund from the dividends of domestic corporations. Dividends in excess of the foregoing are treated as non-qualifying income. As such, they are taxed as ordinary income, as are any net realized short-term capital gains.

Shareholders will usually pay federal income taxes on distributions designated as net realized long-term capital gains, whether or not received in cash or shares of the Fund, and regardless of how long the shares have been owned by the shareholders. Because long-term capital gain distributions reduce the value of the shares, losses may occur upon subsequent sale. Special holding period requirements may make the losses long-term rather than short-term under the Internal Revenue Code.

Advice as to the tax status of each year's dividends and distributions will be mailed annually to each shareholder. Shareholders are urged to consult their own tax advisors regarding specific questions about federal, state and local taxes. Shareholders not subject to tax on their income will not be required to pay tax on amounts distributed to them.

Income dividends and capital gain distributions recorded and made shortly after a purchase of shares by an investor will have the effect of reducing the net asset value per share by the per share amount of the distribution. They are, nevertheless, subject to income taxes despite the fact that this is, in effect, a return of capital.

INVESTMENT PRACTICES

ALL FUNDS

In pursuit of the Funds' investment objectives, they may additionally engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, a Fund would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. Under each repurchase agreement, the selling institution will be required to maintain the value of the securities subject to the repurchase agreement at not less than 102% of their repurchase price, including accrued interest earned on the underlying securities. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities. The Adviser, acting under the supervision of the Boards of Directors, reviews the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate these risks, and monitors on an ongoing basis the value of the securities subject to repurchase agreements to ensure that the collateral is maintained at the required level.

The Funds may lend their securities to brokers, dealers, domestic and foreign banks, or other financial institutions to increase their net investment income. These loans must be secured continuously in one of these ways: (1) by cash, (2) by equivalent collateral, or (3) by a letter of credit at least equal to the market value of the securities loaned plus accrued interest or income. There may be risks of delay in recovery of the securities or even loss of rights in the collateral if the borrower of the securities fails financially.

A Fund will not enter into securities loan transactions exceeding, in aggregate, 33% of the market value of the Fund's total assets. They would consider such transactions only with National Association of Securities Dealers' registered broker or member banks of the Federal Reserve.

A Fund will enter into securities lending and repurchase transactions only with parties who meet creditworthiness standards approved by its Board of Directors and monitored by the Adviser. In the event of a default or bankruptcy by a seller or borrower, the Fund will promptly liquidate collateral. However, the exercise of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sales of collateral on a default of the seller or borrower were less than the seller's or borrower's obligation, the Fund could suffer a loss.

BOND & STOCK AND GROWTH & INCOME

Management aims to achieve the Funds' objectives through the use of a flexible investment policy by attempting to anticipate market conditions and places emphasis on economic changes. Portfolio investments are adjusted in accordance with management's evaluation of changing market risks. Thus, the relative proportion of various types of securities held may vary significantly.

Investments may include mortgage-backed securities including those representing an undivided ownership interest in a pool of mortgages, e.g., GNMA, FNMA and FHLMC certificates. The mortgages backing these securities include conventional fixed rate mortgages, graduated payment mortgages and adjustable rate mortgages. The U.S. government or the issuing agency guarantees the payment of interest and principal of these securities. The guarantees, however, do not extend to the securities' yield or value, which are likely to vary inversely with fluctuation in interest rates, nor do the guarantees extend to the yield or value of the Funds' shares. These certificates are, in most cases, "pass-through" instruments through which the holder receives a share of all interest and principal payments from the mortgages underlying the certificate, net of certain fees. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the average life or realized yield of a particular issue of pass-through certificates. Mortgage-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying mortgage obligations. For example, securities backed by mortgages with thirty-year maturities are customarily treated as prepaying fully in the twelfth year, and securities backed by mortgages with fifteen-year maturities are customarily treated as prepaying fully in the seventh year. While the timing of prepayments of graduated-payment mortgages differs somewhat from that of conventional mortgages, the prepayment experience of graduated-payment mortgages is basically the same as that of the conventional mortgages of the same maturity dates over the life of the pool. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. When the mortgage obligations are prepaid, the Funds reinvest the prepaid amounts in securities whose yields reflect interest rates prevailing at the time. Therefore, each Fund's ability to maintain high-yielding, mortgage-backed securities in its portfolio will be adversely affected to the extent that prepayments of mortgages must be reinvested in securities which have lower yields than the prepaid mortgages. Moreover, prepayments of mortgages which underlie securities purchased at a premium could result in capital losses.

Each Fund may also purchase or sell U.S. government securities (including GNMA, FNMA, and FHLMC certificates) on a when-issued or delayed delivery basis (known generally as forward commitments). Delayed delivery or when-issued transactions arise when securities are purchased or sold by a Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. However, the yield on a comparable security available when delivery takes place may vary from the yield on the security at the time that the when-issued or delayed delivery transaction was entered into. When the Fund engages in delayed delivery or when-issued transactions, it relies on the seller or buyer, as the case may be, to consummate the transaction. Failure to consummate the transaction may result in a missed opportunity by the Fund to obtain a price or yield considered to be advantageous. When-issued and delayed delivery transactions may be expected to settle within three months from the date the transactions are entered into. No payment or delivery, however, is made by the Fund until it receives delivery or payment from the other party to the transaction.

Neither fund currently intends to invest more than 35% of its assets in debt securities rated lower than investment grade.

BOND & STOCK

The investment objective and policies of the Fund are described in the prospectus. The Fund endeavors to function as a conservative, well-rounded, investment account with the long-range objectives of: (1) continuity of income;
(2) conservation of principal; and (3) long-term growth of principal and income. Investments in bonds and preferred stocks are made with the objectives of continuity of income and conservation of principal. Investments in common stocks and convertible bonds are made with the objective of long-term growth of principal and income. The proportion of each will vary because management will make such changes from time to time as it believes necessary to meet the objectives of the Fund and the best interests of the shareholders. At least 25% of its assets will be invested in fixed income senior securities. Investments are diversified among industries as well as among individual companies. Depending on market conditions, the Fund may also invest in mortgage-backed securities including those on a forward commitment basis, and repurchase agreements, as well as write covered call options.

The average ratings of all debt securities held by the Fund, expressed as a percentage of total assets, during the fiscal year ended October 31, 1995 is presented below:

                                                          Percentage of Average
                   S&P Rating                                   Total Assets
                   ----------                                   ------------

                   AAA (or US Treasury)                               12%
                   AA                                                  2
                   A                                                   3
                   BBB                                                11
                   BB                                                  2
                   B                                                   4
                   Not Rated                                           5

GROWTH & INCOME

The investment objective and policies of the Fund are described in the prospectus. The Fund aims to achieve long-term growth of principal with current income a secondary consideration. It pursues its objective by placing emphasis on the selection and ownership of common stocks (although the Fund may also invest in bonds, preferred stocks, U.S. Treasury bills, certificates of deposit, mortgage-backed securities including those on a forward commitment basis, and repurchase agreements, as well as write covered call options). There may be times when it appears prudent to reduce the proportion of common stocks held. During such periods, the investment in the above-noted alternative instruments may exceed that of common stocks.

NORTHWEST

The investment objective and policies of the Fund are described in the prospectus and are extended below. Portfolio investments are adjusted in accordance with management's evaluation of changing market risks and economic conditions. Such changes are made as management believes necessary to meet the objectives of the Fund and the best interest of shareholders.

The Fund's investment objective is to provide long-term growth of capital by investing in common stocks of companies doing business or located in the Northwest region (Alaska, Idaho, Montana, Oregon, and Washington). Under normal circumstances, at least 65% of its assets will be invested in companies whose principal executive offices are located in these states.

INVESTMENT RESTRICTIONS

While many of the decisions of the Adviser depend on flexibility, there are several principles so fundamental to each Fund's philosophy that neither they, nor the investment objective, may be changed without a vote of a majority of the outstanding shares of that Fund.

    Each Fund may NOT:

o invest more than 5%* of its total assets in securities of any single issuer, other than U.S. government securities, except that up to 25% of a Fund's assets may be invested without regard to this 5% limitation;

o   acquire more than 10%* of the voting securities of any one company;

o   invest in any company for the purpose of management or exercising control;

o invest in real estate (except publicly traded real estate investment trusts);

o   invest in commodities;

o   invest in oil, gas or other mineral leases;

o   invest in other investment companies (except as part of a merger);

o invest more than 20%* of its total assets in forward commitments or repurchase agreements;

o   invest more than 25%* of its total assets in any single industry;

o   act as underwriter of securities issued by others;

o borrow money for investment purposes (it may borrow up to 5% of its total net assets for emergency, non-investment purposes);

o   lend money (except for the execution of repurchase agreements);

o   issue senior securities;

o buy or sell options, with the exception of covered call options which must be limited to 20% of total assets;

o   buy or sell futures-related securities;

o   invest in securities restricted under federal securities laws;

o   invest more than 15%* of its net assets in illiquid securities;

o buy securities on margin, mortgage or pledge its securities, or engage in "short" sales;

o invest more than 5%* of its net assets in warrants including not more than 2% of such net assets in warrants that are not listed on either New York Stock Exchange or American Stock Exchange; however, warrants acquired in units or attached to securities may be deemed to be without value for the purpose of this restriction;

o invest more than 25%* of its total assets in foreign securities and then only in U.S dollar-denominated foreign securities.

 *   Percentage at the time the investment is made.

PERFORMANCE INFORMATION

Total returns quoted in advertising include the effect of applicable sales charges, reinvesting dividends and capital gain distributions (at net asset value), and any change in net asset value per share over the period. Total returns will be quoted for each class of shares in any advertisement presenting the total return of either class. The following total returns reflect the maximum 4.5% initial sales charge for Class A shares and the contingent deferred sales charge appropriate to the period for Class B shares.

Average annual total returns are calculated by determining the change in value of a hypothetical investment over a stated period of time and then calculating the annual compounded rate of return that would have produced the same result had the rate of growth or decline in value been constant over the entire period.

Cumulative total return is the simple change in value of a hypothetical investment over a stated period of time. The cumulative total return may be quoted as a percentage or a dollar amount and may be presented numerically or in a table, graph, or similar illustration.

Northwest operated as a passively managed fund, to reflect the Northwest 50(R) Index, during the periods presented. Shareholders authorized the Adviser to fully manage the Fund on December 15, 1995.

                                              PERIODS ENDED OCTOBER 31, 1995
                                         1 YEAR         5 YEARS        10 YEARS
                                         ------         -------        --------
AVERAGE ANNUAL TOTAL RETURN
---------------------------
Bond & Stock, Class A                    17.04%          12.61%         10.06%
Bond & Stock, Class B                    18.60%          12.72%**
Growth & Income, Class A                 15.43%          15.21%         11.28%
Growth & Income, Class B                 16.95%          14.68%**
Northwest, Class A                       16.77%          16.19%         13.05%*
Northwest, Class B                       18.25%          10.43%**


CUMULATIVE TOTAL RETURN
-----------------------
Bond & Stock, Class A                    17.04%          81.11%        160.68%
Bond & Stock, Class B                    18.60%          20.95%**
Growth & Income, Class A                 15.43%         103.00%        191.30%
Growth & Income, Class B                 16.95%          24.31%**
Northwest, Class A                       16.77%         111.77%        198.60%*
Northwest, Class B                       18.25%          17.08%**


* SINCE 11/86 (LIFE OF FUND)
**CLASS B SHARES' TOTAL RETURNS FROM THE COMMENCEMENT OF PUBLIC OFFERING ON
  MARCH 30, 1994.

The total returns are calculated as follows:

Average annual total return:  ERV = P(1+A)n
 Cumulative total return (as a percentage):  T = (ERV-P)/P

Where:

         P = a hypothetical initial investment of $1,000
         A = average annual total return
         T = total return
         n = number of years
         ERV = ending redeemable value of a $1,000 hypothetical investment

COMPARATIVE PERFORMANCE DATA

Fund literature may occasionally refer to information about the Fund which is published by mutual funds rating services. Comparisons of fund performance may be made to various market, economic or to other indices. Industry publications may also be referred to from time to time.

BROKERAGE ALLOCATIONS AND PORTFOLIO TRANSACTIONS

Under terms of the Investment Management Agreements, Composite Research & Management Co. acts as agent for each Fund in entering orders with broker-dealers to execute portfolio transactions and in negotiating commission rates where applicable. Decisions as to eligible broker-dealers are approved by the president of the Funds.

The primary consideration in all portfolio transactions is to seek the most favorable price and execution and to deal directly with primary market makers in over-the-counter transactions except when, in the Adviser's opinion, an equal or better market exists elsewhere.

In executing portfolio transactions and selecting brokers or dealers, the Adviser shall use its best efforts to seek, on behalf of each Fund, the best overall terms available. In assessing the best overall terms available for any transaction, the Adviser may consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of a broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker or dealer to execute a particular transaction, the Adviser also may consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to the Fund and/or other accounts over which the Adviser exercises investment discretion. The Adviser is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund. This commission may be in excess of the amount of commission another broker or dealer would have charged for effecting the transaction if the Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of that particular transaction or in terms of the overall responsibilities of the Adviser to each Fund.

The Adviser estimates that all portfolio transactions during the year were executed by broker-dealers who provided research services to the Adviser. The Adviser has advised that it is not possible to place a value on their services and that research services received do not materially reduce the cost to the Adviser of fulfilling its contract.

Total Brokerage Commissions Paid by each Fund:

                    Bond & Stock          Growth & Income             Northwest
                    ------------          ---------------             ---------
   1995             $137,742              $163,180                    $37,280

   1994             $176,662              $115,573                    $76,990

   1993             $131,951              $189,257                    $37,487

None of the brokers with whom the Funds deal have any interest in the Adviser or the Distributor. The Distributor did not execute any portfolio orders for the Funds during the fiscal year, nor did the Distributor or the Adviser receive any direct or indirect compensation as a result of portfolio transactions of the Funds. Shares may be sold by brokers who execute portfolio transactions for the Fund; however, no brokerage fees will be allocated for such sales.

The Funds do not trade in securities for short-term profits but, if the circumstances warrant, securities may be sold without regard to the length of time held. Therefore, the Funds cannot accurately predict their portfolio turnover rate. The turnover rates for the fiscal years 1995 and 1994 were 32% and 25%, respectively, for Bond & Stock; 39% and 34% , respectively, for Growth & Income; and 11% and 11%, respectively, for Northwest.

GENERAL INFORMATION

ORGANIZATION AND AUTHORIZED CAPITAL

Composite Bond & Stock Fund, Inc. was incorporated under the laws of the state of Washington on June 22, 1939, under a certificate of incorporation granting perpetual existence. The Fund has an authorized capitalization of 300 million shares of capital stock, $0.0005 par value.

Composite Equity Series, Inc. (formerly Composite Growth Fund, Inc.)was incorporated under the laws of the state of Washington on August 10, 1949, under a certificate of incorporation granting perpetual existence with an authorized capitalization of 40 million shares of capital stock, $0.0001 par value.

The Northwest Fund, Inc. (formerly Composite Northwest 50 Fund, Inc.) was incorporated under the laws of the state of Washington on May 27, 1986, as the Composite Select Fund, Inc., under a certificate of incorporation granting perpetual existence. The Fund has an authorized capitalization of 10 billion shares of capital stock, $.00001 par value.

Each Fund offers two classes of shares. Each class of shares represents interests in the assets of the Fund. The shares do not have preemptive rights, and none of the shares have any preference to conversion, exchange, dividends, retirements, liquidation, redemption or any other feature. Class B shares convert to Class A shares six years after purchase, exchanges are restricted to shares of the same class, and each class bears different expenses related to their distribution. Shares have equal voting rights except that each class has exclusive voting rights with respect to provisions of each Fund's Distribution Plan that pertains to a particular class.

VOTING PRIVILEGES

The Funds are not required to hold annual meetings. When meetings are called, a shareholder may exercise cumulative voting privileges for the election of directors under Washington state law. Using this privilege, shareholders are entitled to one vote per share for each director candidate. The total number of votes for directors to which a shareholder is entitled may be accumulated and cast for each candidate in such proportion that the shareholder may designate.

CUSTODIAN

The securities and cash owned by each Fund are held in safekeeping by Investors Fiduciary Trust Company (IFTC), 127 West 10th, Kansas City, MO 64105. IFTC is a wholly owned subsidiary of State Street Bank., The custodian's responsibilities include collecting dividends, interest and principal payments on each Fund's investments.

INDEPENDENT PUBLIC ACCOUNTANTS

The firm of LeMaster & Daniels, Certified Public Accountants, has been selected as the independent public accountants of each Fund. LeMaster & Daniels performs audit services for each Fund including the examinations of the financial statements included in annual reports to shareholders which are incorporated by reference into this Statement of Additional Information.

REGISTRATION STATEMENT

This Statement of Additional Information and the prospectus do not contain all of the information set forth in the registration statements each Fund has filed with the Securities & Exchange Commission. Complete registration statements may be obtained from the Securities & Exchange Commission upon payment of the fee prescribed by the rules and regulations of the Commission.

FINANCIAL STATEMENTS AND REPORTS

Semiannual reports are issued, one of which shall be an annual summary audited and certified by independent public accountants.

The Funds' financial statements and schedules for fiscal year 1995 appear in their annual report to shareholders dated October 31, 1995, which may be obtained without charge by contacting the Funds' offices.

                                   APPENDIX A



                          SPECIMEN PRICE MAKE-UP SHEET

                       COMPOSITE BOND & STOCK FUND, INC.
              COMPOSITE EQUITY SERIES, INC. (GROWTH & INCOME FUND)
                       COMPOSITE NORTHWEST 50 FUND, INC.
                                October 31, 1995


                                                GROWTH &
                           BOND & STOCK         INCOME               NORTHWEST
                           ------------       ------------         ------------
Assets                     $216,747,218       $141,393,935         $165,440,336

Liabilities                     783,386          1,892,998              404,050
                           ------------       ------------         ------------
Net Assets                 $215,963,932       $139,500,937         $165,036,286
                           ============       ============         ============
CLASS A SHARES

Net Assets                 $208,591,929       $130,629,739         $157,953,013

Shares Outstanding           15,477,791          8,919,303            9,075,219
                           ------------       ------------         ------------
Net Asset Value Per Share        $13.48             $14.65               $17.40
                           ============       ============         ============
Maximum Offering Price
(Net Asset Value
Per Share / 955/1000 )           $14.12             $15.34               $18.22
                           ============       ============         ============
CLASS B SHARES

Net Assets                  $ 7,372,003      $   8,871,198         $  7,083,273

Shares Outstanding              547,270            608,089              409,275
                           ------------       ------------         ------------
Net Asset Value Per Share        $13.47             $14.59               $17.31
                           ============      =============         ============

                                   APPENDIX B

                        DESCRIPTION OF SECURITY RATINGS


MOODY'S INVESTORS SERVICE, INC. (MOODY'S)

Corporate and Municipal Ratings

Aaa:Bonds which are rated Aaa are judged to be of the best  quality.  They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all  standards.
    Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa:Bonds which are rated Baa are considered as medium grade obligations,  i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack out- standing investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterize bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa:Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.


STANDARD & POOR'S CORPORATION (S & P)
    Corporate and Municipal Ratings

AAA:Debt  rated  AAA has the  highest  rating  assigned  by  Standard  & Poor's.
    Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only to a small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB:Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C: Debt rated BB, B, CCC,  CC, and C is regarded,  on balance as predominantly speculative with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC:Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, or economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC: The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C: The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy has been filed but debt service payments are continued.

CI: The rating CI is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition of debt service payments are jeopardized.

COMMERCIAL PAPER

A1 and Prime 1 commercial paper ratings issued by Moody's Investors Services, Inc. (Moody's) and Standard & Poor's Corporation (S&P) are the highest ratings these corporations issue.

Among factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which maybe inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparation to meet such obligations.

Commercial paper rated A1 by S&P has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated A or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is rated A1, A2 or A3.

ABSENCE OF RATING:

Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to quality of the issue. Should no rating be assigned, the reason may be one of the following:

1.  An application for rating was not received or accepted.

2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

3.  There is a lack of essential data pertaining to the issue or issuer.

4.  The issue was privately placed, in which case the rating is not published.

                                     PART C

                               OTHER INFORMATION

Item 24.                 FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Financial Statements. The annual report to shareholders dated October 31, 1995, was filed with the Securities and Exchange Commission on December 15, 1995. The annual report is incorporated by reference in both Parts B and C.

                                             Filing               Date
     (b)    Exhibits                    Incorporated With         Filed
     ----------------                   -----------------         -----
     (1)   Articles of Incorporation      Form N-SAR             6-22-94
               (as amended)
     (2)   Bylaws                         Form N-1A              2-28-95
     (3)   Voting Trust Agreement                                 INAP
     (4)   Specimen Capital Stock
               Certificate                Form N-1A              2-19-85
     (5)   Investment Advisory Contract   Form N-SAR             6-22-94
     (6a)  Distribution Contract          Form N-1A              2-28-95
     (6b)  Specimen Selling Agreement     Form N-1A              1-18-94
     (7)   Bonus, profit sharing, pension
               or other similar contracts
               for benefit of directors or
               officers of the Registrant                         INAP
     (8)   Custodial Agreement             Form N-1A             1-18-94
     (9)   Shareholders Service Contract   Notice of Annual     12-19-84
                                           Meeting of
                                           Shareholders
    (10)   Opinion & Consent of Counsel    Form N-1A              1-4-96
    (11)   Accountants' Consent            Form N-1A              1-4-96
    (12)   All financial statements
                omitted from Item 23.
                Annual Report              Form N-1A             2-28-95
    (13)   Agreements or understandings
                made in consideration
                for providing initial
                capital.                   Form N-8B-1           8-13-41
    (14)   Retirement Plan and Forms       Form N-8B-1           1-22-85
    (15)   12b-1 Plan                      Notice of Annual     12-29-82
                                           Meeting of
                                           Shareholders

Item 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

The Registrant is operated under the supervision of Composite Research & Management Co. Composite Research is affiliated with Murphey Favre, Inc. and Murphey Favre Securities Services, Inc. through common ownership and management. Murphey Favre serves as principal underwriter and distributor for the Registrant. Murphey Favre Securities Services serves as transfer agent for the Registrant. Composite Research, Murphey Favre, and Murphey Favre Securities Services serve in their same capacities for the seven other investment companies within the Composite Group of Funds, namely: Composite Income Fund, Inc.; Composite Tax- Exempt Bond Fund, Inc.; Composite Cash Management Company; Composite Northwest Fund, Inc.; Composite U.S. Government Securities, Inc.; Composite Equity Series, Inc.; and Composite Deferred Series, Inc. Composite Research & Management Company, Murphey Favre, and Murphey Favre Securities
Services are all wholly-owned subsidiaries of Washington Mutual, Inc. All companies' names are incorporated in the State of Washington.

Item 26.  NUMBER OF HOLDERS OF SECURITIES.

As of December 22, 1995, there were 11,858 Class A shareholders and 729 Class B shareholders.

Item 27.  INDEMNIFICATION.

Registrant shall have the power to indemnify any director, officer or former director or officer of the Corporation, or any person who may have served at the Corporation's request as a director or officer of another corporation, against expenses actually and reasonably incurred by such person in connection with the defense of any action, suit or proceeding, civil or criminal, in which he becomes a party by reason of being or having been such director or officer, to the full extent permitted by the laws of the State of Washington, as such laws at any time may be in force and effect, provided however, that this indemnification provision shall not protect, or purport to protect, any director or officer of the corporation against any liability to the corporation or to the shareholders to which he otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of this office.

Item 28.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

Registrant's Investment Adviser is Composite Research & Management Co., a wholly-owned subsidiary of Washington Mutual, Inc., which is a Washington corporation, organized in 1889. The Adviser serves in that capacity for seven
(7) other  investment  companies with the Composite Group of Funds identified in
Item 25.

Business and other connections of the Investment Adviser were most recently filed on Form ADV, Securities and Exchange Commission File No. 801-4855, which was mailed on August 9, 1995, and is incorporated herein by reference.

Item 29.  PRINCIPAL UNDERWRITERS.

The principal underwriter for the Registrant is Murphey Favre which also serves in the same capacity for seven (7) other investement companies identified in
Item 25.

Business and other connections of the underwriter were most recently filed on Form BD, CRD 599, with the National Association of Securities Dealers on October 25, 1995 and are incorporated herein by reference.

Item 30.  LOCATION OF ACCOUNTS AND RECORDS.

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder will be maintained at the offices of the Registrant at 601 West Main Avenue, Suite 801, Spokane, Washington 99201. The Registrant's custodian activities are performed at Investors Fiduciary Trust Company (IFTC), 127 West 10th, Kansas City, MO 64105.

Item 31.  MANAGEMENT SERVICES.

Registrant is not a party to any management related service contract, other than as set forth in the Prospectus.

Item 32C.  UNDERTAKINGS.

The management discussion of fund performance required by Item 5A is contained in the 10/31/95 annual report to shareholders which will be provided to each person to whom a prospectus is delivered, upon request and without charge.

                                   SIGNATURES
                                   FORM N-1A

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly
authorized,   in   the   City   of   Spokane,    and   State   of Washington
on the 28 day of November, 1995.

                                        COMPOSITE BOND & STOCK FUND, INC.
                                        --------------------------------
                                                 Registrant
[SEAL]
                                          By:/s/ William G. Papesh
                                             ------------------------
ATTEST:                                         William G. Papesh
/s/ John T. West                                     President
-----------------------------
John T. West, CPA                            /s/ Monte D. Calvin
Secretary                                    ------------------------
                                               Monte D. Calvin, CPA
                                           Principal Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities on the date indicated:

/s/ Wayne L. Attwood     November 28, 1995
-------------------------------------------
Wayne L. Attwood, Director     (Date)

/s/ Kristianne Blake     November 28, 1995
-------------------------------------------
Kristianne Blake, Director     (Date)

/s/ Anne V. Farrell      November 28, 1995
-------------------------------------------
Anne V. Farrell, Director      (Date)

/s/ Edwin J. McWilliams  November 28, 1995
-------------------------------------------
Edwin J. McWilliams, Director  (Date)

/s/ Michael K. Murphy    November 28, 1995
-------------------------------------------
Michael K. Murphy, Director    (Date)

/s/ William G. Papesh    Novewmber 28, 1995
-------------------------------------------
William G. Papesh, Director    (Date)

/s/ Jay Rockey           November 28, 1995
-------------------------------------------
Jay Rockey, Director           (Date)

/s/ Leland J. Sahlin     November 28, 1995
-------------------------------------------
Leland J. Sahlin, Director     (Date)

/s/ Richard C. Yancey    November 28, 1995
-------------------------------------------
Richard C. Yancey, Director    (Date)